Exhibit 10.38

                                     LEASE

                             YAMATO OFFICE CENTER
                              BOCA RATON, FLORIDA

THIS INDENTURE OF LEASE made the 8 day of May, 1995.

I. BASIC LEASE PROVISIONS AND IDENTIFICATION OF EXHIBITS:

     1.01 BASIC LEASE PROVISIONS:

     A. BUILDING AND ADDRESS:

          Yamato Office Center
          1001 Yamato Road
          Boca Raton, Florida

     B. LANDLORD AND ADDRESS:

          PFRS Yamato Corp.
          250 Australian Avenue, Suite 400
          West Palm Beach, FL 33401

     C. LANDLORD'S MANAGEMENT AGENT AND ADDRESS:

          M16 Management Services of Florida, Inc.
          1001 Yamato Road
          Boca Raton, Florida

     D. TENANT AND CURRENT ADDRESS:

          HYDRON TECHNOLOGIES, INC.
          941 Clint Moore Road
          Boca Raton, FL 33487

     E. GUARANTOR(S), IF ANY, AND CURRENT ADDRESS(ES):

          N/A

     F.   RENTABLE AREA OF THE "PREMISES":

          5,914 square feet

     G. LOCATION OF THE RENTED "PREMISES":

          Suite 403

     H. TENANT'S PROPORTIONATE SHARE:

          6.5%


     I. LEASE TERM:

          Six (6) Years

     J. COMMENCEMENT DATE OF TERM:

          The date which is the earlier of (a) one hundred and twenty (120) days from Lease execution; (b) receipt of a Certificate of Occupancy for the leased premises.

     K. EXPIRATION DATE OF TERM:

          Six (6) years following the Commencement Date of Term.

     L. MONTHLY BASE RENT:

          $4,065.88 ($8.25 per rentable square foot per annum)

     M. INITIAL MONTHLY RENT ADJUSTMENT DEPOSIT:

          $2,459.24 ($4.99 per rentable square foot per annum)

     N. ANNUAL MONTHLY BASE RENT:

          CPI escalations with a 5% cap per annum

     0. SECURITY DEPOSIT:

          $8,131.76

     P. TENANT'S PERMITTED USE OF PREMISES:

     Corporate Headquarters for a company involved with health, beauty, cosmetics, medical and dental products and related businesses.

     Q. LEASING BROKERS:

          1. Landlord's Broker: Arvida Realty Sales, Ltd.

          2. Tenant's Broker:

             Gimbelstob Realty, Inc.

       1.02 ENUMERATION OF LEASE PROVISIONS:

      The exhibits, workletter and rider, if any, enumerated in this Section and attached to this Lease are incorporated into this Lease by this reference and are to be construed as a part of this Lease. In the event of any conflict between the terms of any such exhibit or rider and the other provisions of this Lease, the terms of the exhibit or rider shall control.

          Exhibit 1 - Legal Description of Land
          Exhibit 2 - Plan of Premises (Cross Hatched Area)
          Exhibit 3 - Workletter Agreement ("Workletter")

          Exhibit 4 - Rules and Regulations

II.  PREMISES, TERM AND FAILURE TO GIVE POSSESSION:

     2.01 LEASE OF PREMISES:

     Landlord, for the term and upon the conditions provided in this Lease hereby leases to Tenant and Tenant hereby leases from Landlord the Premises depicted on Exhibit 2 hereto which are or will be contained in the aforesaid office Building located or to be located on a portion of the property (the "Property") commonly known as Yamato Office Center, Yamato Road, Boca Raton, Florida, which Property is legally described on Exhibit 1 hereto, together with the nonexclusive irrevocable license to use during the term of the Lease while Tenant is not in default, in common with all others entitled to use all areas and facilities on the Property, intended for common use (herein referred to as the "Common Areas"), subject to the terms and conditions of this Lease and to reasonable, rules and regulations for the use thereof as prescribed from time to time by Landlord.

     2.02 TERM:

     The term of this Lease (the "Term") shall commence on the date (the "Commencement Date") specified in Section 1.O1J and shall expire on the date (the "Expiration Date") specified in Section 1.01K unless sooner terminated as otherwise provided in this Lease and subject to Tenant's right, if any, to extend the Term pursuant to an option to Extend Lease Term Rider, if such rider be attached hereto.

     2.03 FAILURE TO GIVE POSSESSION:

     If Landlord shall be unable to give possession of the Premises on the Commencement Date by reason of any of the following: (i) the Building has not been sufficiently completed to make the Premises ready for occupancy,
(ii) Landlord has not completed its preparation of the Premises, (iii) Landlord is unable to give possession of the Premises by reason of the holding over or retention of possession of any tenant, tenants or occupants, or (iv) for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date. Under such circumstances (except as otherwise provided in Article III of the Workletter), the Monthly Base Rent and the Rent Adjustments reserved and covenanted to be paid herein shall not commence until the Premises are available for occupancy by Tenant, and no such failure to give possession on the Commencement Date shall affect the validity of this Lease or the obligations of Tenant hereunder, nor shall the same be construed to extend the term of this Lease. A written notice from Landlord or manager to Tenant setting forth the date upon which the Premises shall become, or became, available for occupancy shall be binding and conclusive upon Tenant unless disputed by Tenant in writing within ten (10) days after the date of such notice. If the Premises are ready for occupancy prior to the Commencement Date and Tenant, with Landlord's written permission, occupies the Premises prior to said date, Tenant shall pay Monthly Base Rent and Rent Adjustments for the period of occupancy prior to the Commencement Date on a proportionate per diem basis. The Premises shall not be deemed to be unready for Tenant's occupancy or incomplete if: (i) only minor insubstantial details of construction, decoration or mechanical adjustments remain to be done in the Premises or any part thereof, or (ii) if the delay in the availability of the Premises for occupancy shall be due to special work, changes, alterations or additions required to be made by Tenant in the layout or finish of the Premises or any part thereof; or
(iii) such delay in the availability of the Premises shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of Tenant and/or its subtenant or subtenants. In the event of any dispute as to whether the Premises are ready for Tenant's occupancy, the decision of Landlord's architect shall be final and binding on the parties.

 III. RENT:

     3.01 DEFINITIONS:

     For purposes of this Lease, the following terms shall have the meanings ascribed to them in this Section 3.01:

     A. "Calendar Year" shall mean the twelve month period from January l through December 31 in any year during which this Lease is in effect.

     B. "Tenants Proportionate Share", as set forth in Section 1.01H of the Lease, has been determined by dividing the Rentable Area of the Premises, as set forth in Section 1.01F of the Lease, by the Rentable Area contained in the Building, namely, 90,699 square feet.

     C. "Operating Expenses" shall mean and include all amounts, expenses and costs of whatever nature that Landlord incurs because of or in connection with the ownership, operation, management, replacement or maintenance of the Real Property (as hereinafter defined). Operating Expenses shall not include the cost of replacement of capital investment items (except as provided below in Section 3.01(c)(8)), specific costs for special items or services billed to and paid by specific tenants of the Building or leasing commissions. Operating Expenses shall be determined in accordance with sound management accounting practices consistently applied and shall include, but shall not be limited to, the following:

          1. Wages, salaries, fees, related taxes, insurance costs, benefits (including amounts payable under medical, pension and welfare plans and any amounts payable under collective bargaining agreements), and reimbursement of expenses of and relating to all personnel engaged in operating, repairing, managing, replacing and maintaining the Real Property.

          2. All supplies and materials used in operating, repairing and maintaining the Real Property.

          3. Legal and accounting fees and expenses directly attributable to management and operation of the Real Property.


          4. Cost of all utilities for the Building, including, without limitation, water, power, fuel, heating, lighting, air conditioning, ventilation and public and service telephones.

          5. Fees and other charges payable under or in respect of all maintenance, repair, janitorial, scavenger and other service agreements for or pertaining to the Real Property.

          6. Cost of all insurance relating to the Real Property, its occupancy or operations.

          7. Costs of repairs and maintenance of the Real Property, excluding only such costs which are paid by the proceeds of insurance, by Tenant or by other third parties (other than payment by Tenant or other tenants of the Building of the Rent Adjustments).

          8. Amortization, at a market rate of interest, of the cost of installation of capital investment items that are for the purpose of reducing operating costs or that may be required by governmental authority. All such costs shall be amortized over the reasonable life of the capital investment items, with the reasonable life and amortization schedule being determined in accordance with sound management accounting practices.

          9. Management fees and reimbursed expenses of Landlord's Management Agent and administrative expenses not borne by Landlord's Management Agent.

          10. Fees and charges under any declaration of covenants, easements or restrictions affecting the Real Property.

     If at any time the Building is not fully occupied or Landlord is not supplying services to all rentable areas of the Building during an entire Calendar Year, then Landlord may adjust actual Operating Expenses to Landlord's reasonable estimate, made based upon actual prices available in the location of the Building with all available discounts taken, of that amount which would have been paid or incurred by Landlord as Operating Expenses had the Building been fully occupied or serviced and as if Landlord had performed all the services the Landlord would customarily perform, and the Operating Expenses as so adjusted shall be deemed to be the actual Operating Expenses for such Calendar Year. Likewise, if Landlord does not furnish during any Calendar Year any particular work or service (the cost of which, if performed by Landlord, would constitute an Operating Expense) to a tenant, other than the Tenant under this Lease, which has undertaken to perform such work or service in lieu of the performance thereof by Landlord, then Operating Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such Calendar Year by Landlord if it had, at its cost, furnished such work or service to such tenant. Nothing in the foregoing shall be deemed to relieve any obligation of Landlord to perform services for Tenant under this Lease in accordance with any term or provision elsewhere set forth in this Lease. If any Real

     Property expense, though paid in one Calendar Year, relates to more than one Calendar Year, at the option of the Landlord, such expense may be proportionately allocated among such Calendar Years.

     D. "Taxes" shall mean and include all federal, state and local government taxes, assessments and charges of any kind or nature, whether general, special, ordinary or extraordinary, paid or payable by Landlord, in a Calendar Year with respect to the ownership, management, operation, maintenance, repair or leasing of the Real Property; provided, real estate taxes and special assessments (except as provided below) shall be included in Taxes for a Calendar Year only to the extent such taxes and assessments are due and payable during such Calendar Year, regardless of when assessed. Taxes shall include, without limitation, real estate and transit district taxes and assessments, use taxes, ad valorem taxes, personal property taxes, applicable state sales taxes, assessments and charges in lieu of, or substituted for, any or all of the foregoing taxes, assessments and charges. Notwithstanding any provision of this Section 3.01D to the contrary, Taxes shall not include any federal, state or local government income, franchise, capital stock, inheritance or estate taxes, except to the extent such taxes are in lieu of or a substitute for any of the taxes, assessments and charges previously described in this Section 3.01D.

     Taxes shall also include the amount of all fees, costs and expenses (including, without limitation, attorneys' fees and court costs) paid or incurred by Landlord each Calendar Year in seeking or obtaining any refund or reduction of Taxes or for contesting or protesting any imposition of Taxes, whether or not successful and whether or not attributable to Taxes assessed, paid or incurred in such Calendar Year. If any special assessment payable in installments is levied against all or any part of the Real Property, then at Landlord's discretion, Taxes for the Calendar Year in which such assessment is due and payable and for each Calendar Year thereafter shall include only the amount of any installments of such assessment plus interest thereon paid or payable during such Calendar Year (without regard to any right to pay, or payment of, such assessment in a single payment).

     E. "Real Property" shall mean the Land, site improvements located upon the Property and the Building.

     F. "Consumer Price Index" ("CPI") shall mean the "Consumer Price Index for all Urban Consumers" published by the Bureau of Labor Statistics of the United States Department of Labor, U.S. City Average, All Items (1967 = 100). The Consumer Price Index for the Calendar Year in which the Commencement Date of this Lease occurs or for any subsequent
     Calendar Year shall mean the mathematical average of the Consumer
     Price Index for all months during such year for which a Consumer Price Index is published. If the manner in which the Consumer Price Index is determined by the Department of Labor shall be substantially revised, an adjustment shall be made in such revised index which would produce results equivalent, as nearly as possible, to those which would have resulted if the Consumer Price Index had not been so revised. If the 1967 average shall no longer be used as an index of 100, such change shall constitute a substantial revision. If the Consumer Price Index shall become unavailable to the public because publication is discontinued, or otherwise, Landlord will substitute therefor a comparable index based upon changes in the cost of living or purchasing power of the consumer dollar published by a governmental agency or, if no such index shall then be available, a comparable index published by a major bank or other financial institution or by a university or a recognized financial publication.

     G. "Rent Adjustment" or "Rent Adjustments" means any amount owed by Tenant as its contribution to Operating Expenses and/or Taxes. The Rent Adjustments shall be determined pursuant to Section 3.05 below and shall be paid, in addition to Monthly Base Rent.

     H. "Rent Adjustment Deposit" means a monthly deposit required to be made by Tenant during each Calendar Year, or portion thereof, as an estimated prepayment of the Rent Adjustments anticipated for such Calendar Year. For the Calendar Year in which the Commencement Date occurs, each Rent Adjustment Deposit shall be in an amount estimated from time to time by Landlord by written notice to Tenant. The Initial Monthly Rent Adjustment Deposit is set forth in Section 1.01M of this Lease. Thereafter, except as provided below, each Rent Adjustment Deposit shall be equal to one-twelfth (1/12) of the actual Rent Adjustment for the preceding Calendar Year (annualized, if appropriate, for the Calendar Year in which the Commencement Date occurs). Notwithstanding the foregoing, until the end of the Calendar Year in which Taxes actually paid reflect assessment of the Real Property as fully improved, Landlord may include in the Rent Adjustment Deposit its estimate of Taxes which reflect anticipated increases in the assessment of the Real Property. During the last complete Calendar Year or during any partial Calendar Year in which the Lease terminates, Landlord may include in the Rent Adjustment Deposit its estimate of Rent Adjustments which may not be finally determined until after the termination of this Lease.

     3.02 PAYMENT OF RENT:

     Tenant shall pay to Landlord's Management Agent, or such other person or entity or at such other place as Landlord may from time to time direct in writing, all amounts due Landlord from Tenant hereunder, including, without limitation, Monthly Base Rent (including CPI Escalations), and the Rent Adjustments plus all applicable state sales tax thereon (hereinafter defined and referred to collectively as "Rent"). All checks for payment of Rent shall be payable to the order of PFRS Yamato Corp., and each such payment check shall be clearly identified on its face so that said Management Agent can apply such payment toward the proper tenant's account. Rent shall be paid without abatement, deduction or setoff of any kind. It being the intention of the parties that, to the full extent permitted by law, Tenant's covenant to pay Rent shall be independent of all other covenants contained in this Lease.

     3.03 PAYMENT OF MONTHLY BASE RENT:

     Tenant shall pay Monthly Base Rent monthly, in advance, on the first day of each calendar month during the Lease Term, except that Monthly Base

Rent for the first full calendar month of the Lease Term shall be paid concurrently with the execution of this Lease by Tenant. If Tenant is granted occupancy of the Premises and therefore the Lease Term commences on a day other than the first day of a calendar month,,then this Lease shall then be in full force and effect except that the Monthly Base Rent for such month shall be prorated on a per diem basis based on a thirty (30) day month and said prorated portion of Monthly Base Rent shall be paid by Tenant on the first day- of the next calendar month following the month in which such commencement occurs as Tenant's first scheduled Monthly Base Rent payment hereunder. If the Lease Term terminates on a day other than the last day of a calendar month, the Monthly Base Rent shall be prorated on a per diem basis as aforesaid, the excess of the installment of Monthly Base Rent paid concurrently with the execution of this Lease by Tenant over such prorated amount shall be refunded Tenant within sixty (60) days following the date of such termination.

     3.04 CPI ESCALATION OF MONTHLY BASE RENT:

     On January 1st of each Calendar Year, the Monthly Base Rent payable by Tenant shall be adjusted to be that sum (but in no event less than the sum payable for the preceding Calendar Year on an annualized basis) which is derived by multiplying the same payable for the preceding Calendar Year on an annualized basis, by a fraction, the numerator of which shall be the "Index" (as defined below) in effect for the September of the Calendar Year immediately preceding the Calendar Year for which the adjustment is to be made, and the denominator of which shall be the "Index" in effect for September of the Calendar Year immediately preceding the Calendar Year during which the Commencement Date shall have occurred. Upon the occurrence of each and every escalation of Monthly Base Rent pursuant to this Section
3.04 hereof, the term Monthly Base Rent, solely for purposes of calculating the CPI Escalation Amount, shall thenceforth mean the amount of Monthly Base Rent as previously escalated pursuant to this Section 3.04. Tenant shall pay to Landlord, as provided in Section 3.06 hereinbelow, the CPI Escalation Amount, as hereinabove determined, with respect to each Calendar Year or portion thereof during the Lease Term, in monthly installments, each installment being equal to the CPI Escalation Amount, at the same time and place as Monthly Base Rent hereunder is to be paid.

     Notwithstanding anything contained herein to the contrary, commencing on the (fourth) 4th anniversary of the Commencement Date and each year thereafter, the Monthly Base Rent payable by Tenant shall be adjusted in accordance with CPI increases with a five percent (5%) cap per annum over the previous year's monthly Base Rent paid by Tenant.

     3.05 EXPENSE AND TAX ADJUSTMENTS ("RENT ADJUSTMENT"):

     Tenant shall pay to Landlord, as provided in Section 3.06 hereinbelow, Rent Adjustments during the Lease Term as follows:

     A. For each Calendar Year during the Lease Term, Tenant shall pay Landlord, as a Rent Adjustment for such Calendar Year, Tenant's Proportionate Share of Operating Expenses attributable to such Calendar Year.


     B. For each Calendar Year during the Lease Term, Tenant shall pay Landlord, as a Rent Adjustment for such Calendar Year, Tenant's Proportionate Share of Taxes attributable to such Calendar Year.

     C. Tenant shall pay Landlord the Rent Adjustment Deposits at the same time and place as the Monthly Base Rent is to be paid under this Lease. The Rent Adjustment Deposits shall be credited against the Rent Adjustment due for the current Calendar Year, but finally determined in the succeeding Calendar Year.

     3.06 STATEMENT OF LANDLORD:

     As soon as feasible, but in no event later than 90 days after the end of such calendar year, after the expiration of the first Calendar Year of this Lease and each Calendar Year thereafter, Landlord will furnish Tenant a statement showing the following:

         (i) Operating Expenses and Taxes for such Calendar Year;

        (ii) The amount of the Rent Adjustments due Landlord for such Calendar Year, less credit for Rent Adjustment Deposits paid, if any;

       (iii) The Rent Adjustment Deposits due in the current Calendar Year including the amount or revised amount due for months prior to the rendition of the statements; and,

        (iv) The Current CPI and the CPI Escalation Amount due in the current Calendar Year and payable pursuant to Section 3.04 of this Lease.

     Tenant shall pay to Landlord any amounts due in accordance with said statement. If the Lease Term commences on other than the first day of a Calendar Year, or ends on other than the last day of a Calendar Year, then the Rent Adjustment due Landlord for such Calendar Year shall be prorated for such fractional Calendar Year. Monthly Base Rent shall be paid as provided in Section 3.03 of this Lease, the Rent Adjustment shall be paid within thirty (30) days after receipt of such statement, and Rent Adjustment Deposits shall be paid as provided in Section 3.05C of this Lease. If the total amount of Rent Adjustment Deposits paid by Tenant during any Calendar Year, such excess shall be credited against Rent Adjustment Deposits next due under Section 3.05 above. If no such payments are next due, such excess shall be refunded by Landlord. No interest or penalties shall accrue on any amounts which Landlord is so obligated to credit or pay to Tenant.

     3.07 SURVIVAL.

     Tenant's obligations under this section of the Lease shall survive the expiration or earlier termination of the term of this Lease. Tenant shall pay all sums of money or charges required to be paid by Tenant under this Lease as additional rent.

IV. SECURITY DEPOSIT:

     As security for the performance of its obligations under this Lease,

Tenant, upon execution of this Lease, shall deposit with Landlord's Management Agent a security deposit in the amount set forth in Section
1.010 hereof (the "Security Deposit"), and agrees from time to time to pay Landlord within three (3) business days following receipt of a request therefor, any sum or sums of money paid or deducted therefrom by Landlord pursuant to the provisions of this Lease, in order that at all times during the Lease Term there shall be continually deposited with the Landlord, a sum which shall never be less than the amount originally deposited as the Security Deposit. The Security Deposit shall not be deemed an advance payment of Rent, nor a measure of damages for any default by Tenant under this Lease, nor shall the Security Deposit be a bar or a defense to any action that Landlord may commence against Tenant. In the event of any default by Tenant hereunder, Landlord shall have the right, but shall not be obligated, to apply or retain all or any portion of the Security Deposit in payment of Tenant's obligations hereunder, but any such application or retention shall not have the effect of curing any such default. Landlord shall not be obligated to hold the Security Deposit as a separate fund, but may commingle the same with its other funds. Upon expiration of the Lease Term, the Security Deposit (or the balance thereof remaining after payment out of the same or deductions therefrom as provided above) shall be returned to Tenant no later than sixty (60) days following such expiration. No interest shall be payable with respect to the Security Deposit. Landlord or any owner of the Building may transfer or assign the Security Deposit to any new owner of the Building or to any assignee or transferee of this Lease or may credit the Security Deposit against the purchase price of the Building and upon such transfer or credit all liability of the transferor or assignor of such Security Deposit shall cease and come to an end.

V. SERVICES:

     5.01 BUILDING SERVICES:

     As long as the Tenant is not in default of this Lease, Landlord will:

     A. provide unrestricted elevator service during "business hours" (defined below). We may provide unrestricted elevator service for longer hours. We may also provide "restricted access" elevator service, through a security system which we may install during all other hours; and

     B. provide heating, ventilating and air conditioning service to the interior Common Areas of the Building during business hours.

     5.02 BUSINESS HOURS DEFINITION:

     "Business Hours", for the purposes of this Article are Mondays through Fridays, from 7 a.m. to 6 p.m. and Saturdays from 8 a.m. to 1 p.m., Holidays excepted.

     5.03 INTERRUPTION OF SERVICES:

     Interruption of any service to be provided by Landlord hereunder or of any utility or other service to the Building or the Premises, in whole or in part caused by repairs, renewals, improvements, changes of service, alterations, accidents, acts of God or an enemy, strikes, lockouts, labor controversies, insurrections, picketing (whether legal or illegal) laws, orders or regulations of any federal, state, county or municipal authorities, accidents or casualties whatsoever, inability of Landlord to obtain electricity, fuel, water or supplies, or by the act or default of Tenant or any person other than Landlord, or by any other cause or causes beyond the reasonable control of Landlord, shall not be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable for damages by abatement or reduction of Rent or otherwise or relieve Tenant from performance of Tenant's obligations under this Lease.

     5.04 ELECTRICAL SERVICES:

     The electrical current consumed relative to the Premises shall be separately metered and Tenant shall pay for all such electrical current directly to the utility company supplying said service. Tenant will bear the cost of the electric meter and the installation thereof. Tenant agrees to purchase from Landlord all replacement lamps, bulbs, ballasts and starters used in the Premises and to pay Landlord a standard reasonable charge for furnishing and replacing such lamps, bulbs, ballasts and starters. Tenant acknowledges that it shall be responsible for making arrangements for and shall pay the cost of the installation, repair and maintenance of its own telephone system. At no time shall Tenant permit the use of electricity consumed in the Premises to exceed the capacity of feeders to the Building or the risers or wiring installation. Landlord does not warrant or represent that such capacity shall be adequate for Tenant's purposes.

     5.05 GOVERNMENTAL COMPLIANCE:

     Tenant agrees that Landlord's compliance with any mandatory or voluntary energy conservation measures or other legal requirements instituted by any appropriate governmental authority shall not be considered a violation of any terms of this Lease and shall not entitle Tenant to terminate this Lease or require abatement or reduction of the Rent hereunder.

     5.06 ADDITIONAL SERVICES:

     Landlord shall in no event be obligated to furnish any services or utilities, other than those specified above in this Article V. If Landlord elects to furnish services or utilities requested by Tenant in addition to those specified above (including utility services at times other than those specified), Tenant shall pay to Landlord Landlord's then prevailing rates for such services and utilities within ten (10) days after receipt of Landlord's invoices therefor. If Tenant shall fail to make any such payment, Landlord may, without notice to Tenant, and in addition to Landlord's other remedies under this Lease, discontinue any or all of the additional services. No failure to furnish or discontinuance of any service pursuant to this Section 5.06 shall result in any liability of Landlord to Tenant or be deemed to be a constructive eviction or a disturbance of Tenant's use of the Premises.


VI. TENANT'S USE AND ENJOYMENT OF PREMISES:

     6.01 USE OF PREMISES:

     Tenant shall occupy and use the Premises only for general office purposes in order to conduct the business or profession specified in
Section 1.01P. Tenant shall not occupy or use the Premises (or permit the use or occupancy of the Premises) for any purpose or in any manner which:
(A) is unlawful or in violation of any applicable legal, governmental or quasi-governmental requirement, ordinance or rule (including the Board of Fire Underwriters); (B) may be dangerous by the terms and conditions of this Lease including the rules and regulations set forth in the Rules and Regulations Exhibit attached hereto and made a part hereof. Tenant shall, at its own cost and expense, obtain all licenses and permits necessary for any such use.

     6.02 LANDLORD'S ACCESS TO PREMISES:

     The Tenant shall permit the Landlord to erect, use and maintain pipes, ducts, wiring and conduits in and through the Premises in a reasonable manner so as to not hinder Tenant's business. The Landlord or Landlord's agents shall have the right to enter upon the Premises on reasonable notice to Tenant to inspect the same, to perform janitorial and cleaning services and/or to make such repairs, alterations, improvements or additions to the Premises or the Building as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon said Premises that may be required therefor without the same constituting an eviction of the Tenant in whole or in part and the Rent reserved shall not abate while said repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of the Tenant, or otherwise. If the Tenant shall not be personally present to open and permit an entry into said Premises, at any time, when for any reason an entry therein shall be necessary or permissible, the Landlord or Landlord's agents may enter the same by a master key or pass key, or may forcibly enter the same, without rendering the Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. The Landlord shall also have the right at any time without the same constituting an actual or constructive eviction and without incurring any liability to the Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or public parts of the Building, and to close entrances, doors, corridors, elevators or other facilities, provided that in no event shall Tenant access to the Premises be restricted. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.


     6.03 TENANT'S REMOVAL OF TENANT'S FIXTURES/EQUIPMENT:

     Tenant, at any time Tenant is not in default hereunder, may remove its movable trade fixtures and equipment from the Premises. Tenant shall repair any damage to the Premises caused by such removal, failing which Landlord may remove the same and repair the Premises and Tenant shall pay the cost thereof to Landlord on demand.

     6.04 CONTROL OF COMMON AREAS:

     All Common Areas shall at all times be subject to the exclusive control and management of Landlord. The Common Areas are to be used and occupied by Tenant under a irrevocable, non-exclusive license during the term of the Lease while Tenant is not in default. Tenant shall not be entitled to any compensation or diminution or abatement of Rent in the event such license shall be revoked, or in the event Landlord shall at any time change the site, area, location or arrangement of any of the Common Areas, or in the event the type of facilities at any time forming a part of the Common Areas shall be changed or deemed a constructive or actual eviction.

VII. CONDITION OF PREMISES:

     Tenant shall notify Landlord in writing within thirty (30) days after Tenant takes possession of the Premises of any defects in the Premises claimed by Tenant. Except for defects stated in such notice, Tenant shall be conclusively deemed to have accepted the Premises in the condition existing on the date Tenant first takes possession, and to have waived all claims relating to the condition of the Premises. No agreement of Landlord to alter, remodel, decorate, clean or improve the Premises or the Building and no representation regarding the condition of the Premises or the Building has been made by or on behalf of Landlord to Tenant, except as stated in this Lease or in the Workletter Agreement, if there is such a Workletter Agreement, it is hereby attached to and made a part hereof as
Exhibit 3.

VIII. ASSIGNMENT, SUBLETTING AND OTHER TENANT TRANSFERS:

     8.01 TRANSFERS, ASSIGNMENTS, SUBLETTING, ETC.:

     Tenant shall not assign, sublet or transfer this Lease or any interest therein, sublet or permit the occupancy or use by others of the Premises or any part thereof, or allow any transfer hereof or any lien upon Tenant's interest by operation of law or otherwise (collectively, a "Transfer"), without the prior written consent of Landlord, which, except as otherwise provided in this Section 8.01, Landlord may withhold in the exercise of its absolute discretion. Further, in no event shall Tenant ever pledge, encumber or mortgage this Lease or any interest herein. Any Transfer which is not in compliance with the provisions of this Article VIII shall, at the option of Landlord, be void and of no force or effect. Tenant shall, by written notice in the form specified in the following sentence, advise Landlord of Tenant's intention on a stated date (which shall not be less than sixty (60) days after the date of Tenant's notice) to sublet, assign, or transfer any part or all of the Premises or its interest therein for the balance or any part of the Lease Term, and in such event, Landlord shall have the right, to be exercised by giving written notice to Tenant within thirty (30) days after receipt of Tenant's notice, to recapture the space described in Tenant's notice and such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's notice shall state the name and address of the proposed subtenant, assignee, pledgee, mortgagee or transferee, and a true and complete copy of the proposed sublease, assignment, pledge, mortgage or other conveyance and all related documentation, executed by both parties shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the space hereby demised, and Landlord shall elect to give the aforesaid recapture notice with respect thereto, then the Lease Term shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Lease Term. If, however, this Lease is terminated pursuant to the foregoing with respect to less than the entire Premises, the Monthly Base Rent (including the CPI Escalation Amount, if any) and Rent Adjustments then in effect shall be adjusted on the basis of the number of rentable square feet retained by Tenant in proportion to the original Rentable Area of the Premises, and this Lease as so amended, shall continue thereafter in full force and effect. In such event, Tenant shall pay the cost of erecting demising walls and public corridors and making other required modifications to physically separate the portion of the Premises remaining subject to this Lease from the rest of the Premises. If Landlord, upon receiving Tenant's said notice states that it intends to sublet or assign any such space, shall not exercise its right to cancel and terminate as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's subletting or assigning the space covered by its notice.*

*Notwithstanding the foregoing, Landlord hereby consents to all subsidiaries of Tenant, now or hereinafter organized, occupying the Premises, as long as the use does not conflict with local zoning permitted use.

     8.02 TENANT'S RESPONSIBILITIES, EXCESS RENT:

     If Tenant shall sublet or assign the Premises or any part thereof or assign any interest in this Lease at a rental rate (or additional consideration) in excess of the then current Monthly Base Rent and Rent Adjustments per rentable square foot, said excess Rent (or additional consideration) shall be and become the property of Landlord and shall be paid to Landlord as it is received by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant shall be responsible for all actions and neglect of the subtenant and its officers, partners, employees, agents, guests and invitees as if such subtenant and such persons were employees of Tenant. Nothing in this Section 8.02 shall be construed to relieve Tenant from the obligation to obtain Landlord's prior written consent to any proposed sublease.

     8.03 NO WAIVER BY LANDLORD:


     The consent by Landlord to any Transfer shall not be construed as a waiver or release of Tenant from liability for the performance of all covenants and obligations to be performed by Tenant under this Lease, and Tenant shall remain liable therefor, nor shall the collection or acceptance of Rent from any assignee, subtenant or occupant constitute a waiver or release of Tenant from any of its obligations or liabilities under this Lease. Any consent given pursuant to this Article VIII shall not be construed as relieving Tenant from the obligation of obtaining Landlord's prior written consent to any subsequent assignment or subletting.

     8.04 TENANT'S DISSOLUTION:

     If Tenant is a partnership, a withdrawal or change, whether voluntary, involuntary or by operation of law or in one or more transactions, of partners owning a controlling interest in Tenant shall be deemed a voluntary assignment of this Lease and subject to the provisions of this
Article VIII. If Tenant is a corporation, any dissolution, merger, consolidation or other reorganization of Tenant, or the sale, transfer or redemption of a controlling interest of the capital stock of Tenant in one or more transactions shall be deemed a voluntary assignment of this Lease and subject to the provisions of this Article VIII. The preceding sentence, however, shall not apply to any corporation the stock of which is traded through a national or regional exchange or over-the-counter.

IX. MAINTENANCE:

     9.01 LANDLORD'S MAINTENANCE:

     Landlord shall maintain and make necessary repairs to foundations, roofs, exterior walls, and the structural elements of the Building, and, subject to the provisions of Article XV, the electrical, plumbing, heating, ventilation and air conditioning systems of the Building and the public corridors, washrooms and lobby of the Building, except that Landlord shall not be responsible for: (A) the maintenance or repair of any such systems which are located within the Premises and are supplemental or special to the Building's standard systems, whether installed pursuant to the Workletter Agreement or otherwise; (B) maintenance or repair of floor or wall coverings, interior glass windows, doors, window sashes, counters, door frames or office fronts located within the Premises (excepting normal cleaning); and (C) the cost of performing any of said maintenance or repairs caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, shall be paid by Tenant.

     9.02 TENANT'S MAINTENANCE:

     Tenant, at its expense, shall keep and maintain the Premises in good order, condition and repair, reasonable wear and tear accepted, and in accordance with all applicable legal governmental and quasi-governmental requirements, ordinances and rules (including the Board of Fire Underwriters), Tenant shall promptly and adequately repair all damages to the Premises and replace or repair all damaged or broken glass in the interior of the Premises, fixtures or appurtenances. If Tenant fails to perform any of its obligations set forth in this Section 9.02, Landlord, in its sole discretion, may perform the same, and Tenant shall pay to Landlord the cost hereof upon demand.

     Tenant shall keep in force a standard maintenance agreement on all heating and air conditioning equipment solely serving the Premises and provide a copy of said maintenance agreement to Landlord. Tenant shall also maintain a log of, and notify Landlord of, any of its agents going onto the roof areas.

 X. ALTERATIONS AND IMPROVEMENTS:

     10.01 TENANT'S ALTERATIONS:

     Tenant, without prior written consent of Landlord, which shall not be unreasonably withheld or delayed, shall not make or cause to be made any alterations, improvements, additions or installations in or to the Premises. If Landlord so consents, before commencement of any such work or delivery of any materials into the Premises or the Building, Tenant shall furnish to Landlord for approval: architectural plans and specifications, names and addresses of all contractors and subcontractors, copies of all contracts, affidavits from engineers acceptable to Landlord stating that the alterations will not in any way adversely affect the mechanical, heating, ventilating, air conditioning, and the electrical systems in the Building, necessary permits and licenses, certificates of insurance and instruments of indemnification against any and all claims, costs, expenses, damages and liabilities which may arise in connection with such work, and such other documents requested by Landlord, all in such form and amount as may be satisfactory to Landlord. In addition, prior to commencement of any such work or delivery of any materials into the Premises, Tenant shall provide Landlord with appropriate evidence of Tenant's ability to pay for such work and materials in full, and, if requested by Landlord, shall deposit with Landlord at such time such security for the payment of said work and materials as Landlord may require. Whether or not Tenant furnishes the foregoing, Tenant agrees to indemnify and hold Landlord, the Landlord's partners, the record title holder, any mortgagee of the Building, Landlord's Management Agent and their respective directors, officers, agents and employees (hereinafter for convenience sometimes collectively referred to as the ("Indemnitees") forever harmless against all claims and liabilities of every kind, nature and description which may arise out of or in any way be connected with such work. All such work shall be done only by contractors or mechanics approved by Landlord and at such time and in such manner as Landlord may from time to time designate which shall not be unreasonably withheld or delayed. Tenant shall pay the cost of all such work and the cost of decorating the Premises and the Building occasioned thereby. Upon completion of such work, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien and receipted bills covering all labor and materials expended and used in connection therewith. All such work shall be in accordance with all applicable legal, governmental and quasi-governmental requirements, ordinances and rules



(including the Board of Fire Underwriters), and all requirements of applicable insurance companies. All such work shall be done in a good and workmanlike manner and with the use of good grades of materials. In no event shall any approvals given by Landlord under this Lease constitute any warranty by Landlord to Tenant of the adequacy of the design, workmanship or quality of such work or materials for Tenant's intended use or impose any liability upon Landlord in connection with the performance of such work. All alterations, improvements, temporary or permanent, additions and installations to or on the Premises, whether placed there by Landlord or Tenant, shall, unless Landlord requests their removal, become part of the Premises at the time of their installation and shall remain in the Premises at the expiration or termination of this Lease, or termination of Tenant's right of possession of the Premises, without compensation or credit to Tenant.

     10.02 LIENS:

     Without limitation of the provisions of Section 10.01, Tenant agrees not to suffer or permit any lien of any mechanic or materialman to be placed or filed against the Premises or the Building. In case any such lien shall be filed, Tenant shall immediately satisfy and arrange for immediate release of such lien of record. If Tenant shall fail to have such lien immediately satisfied and released of record, Landlord may, on behalf of Tenant, without being responsible for making any investigation as to the validity of such lien and without limiting or affecting any other remedies Landlord may have, pay the same and Tenant shall pay the Landlord on demand the amount so paid by Landlord.

     10.03 TENANT DECORATING VISIBLE TO THE PUBLIC:

     Landlord hereby reserves the right to approve the color, nature, quality, design and character of any of Tenant's interior decorating and furnishings which are visible to the public from public areas of the Building, including, but not limited to, the lobby, public hallways and corridors, foyers and atriums. Such approval by Landlord shall not be unreasonably withheld or delayed.

XI. WAIVER OR CERTAIN CLAIMS AND INDEMNITY:

     11.01 WAIVER OF CLAIMS:

     To the extent permitted by law, the Tenant releases the Landlord from, and waives all claims for, damage to person or property sustained by the Tenant resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or of any other person, excluding Landlord or Landlord's agents and servants. This Section 11.01 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air conditioning apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of the Landlord or of other tenants, occupants or servants in the Building or of any other person, and whether such damage be caused or resulted from anything or circumstances above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature. If any such damage, whether to the Premises or to the Building or any part thereof, or whether to the Landlord or to other tenants in the Building, results from any act or neglect of the Tenant, its employees, agents, invitees and customers, the Tenant shall be liable therefor and the Landlord, at the Landlord's option, may repair such damage and the Tenant, upon demand by Landlord, shall reimburse the Landlord forthwith for the total cost of such repairs.

     11.02 INDEMNITY:

     Tenant agrees to save, defend, indemnify and hold the Indemnitees harmless against any and all claims, demands, costs and expenses, including reasonable attorneys' fees for the defense thereof, arising from Tenant's occupation of the Premises or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, servants, employees or invitees, in or about the Premises. In case of any action or proceeding brought against the Indemnitees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

XII. TENANT'S DEFAULT AND LANDLORD'S REMEDIES:

     12.01 EVENTS OF DEFAULT:

     The occurrence of any one or more of the following matters constitutes a default ("Default") by Tenant under this Lease:

     A. Failure by Tenant to pay, within five (5) business days after the due date, any Rent or any other amounts due and payable by Tenant under this Lease;

     B. Failure by Tenant to observe or perform any of the covenants in this Lease in respect to assignment and subletting;

     C. Failure by Tenant to cure forthwith, after notice thereof from Landlord or another tenant acquiring knowledge thereof, any hazardous condition that Tenant has created in violation of law or of this Lease;

     D. Failure by Tenant to observe or perform any other covenant, agreement, condition or provision of this Lease, if such failure shall continue for forty-five (45) days after written notice thereof to Tenant by Landlord;

     E. The levy upon under execution or the attachment by legal process of the leasehold interest of Tenant, or the filing or creation of a lien in respect of such leasehold interest;

     F. If Tenant or any guarantor of this Lease becomes insolvent or bankrupt or admits in writing its inability to pay its debts as they mature, makes an assignment for the benefit of its creditors, or applies for or consents to the appointment of a trustee or receiver for itself or for all or a part of its property;

     G. If proceedings for the appointment of a trustee, custodian or receiver of Tenant or any guarantor of this Lease or for all or a part of Tenant's or such guarantor's property are filed against Tenant or such guarantor and are not dismissed within thirty (30) days;

     H. If proceedings in bankruptcy, or other proceedings for relief under any law for the relief of debts, are instituted by or against Tenant or any guarantor of this Lease, and, if instituted against Tenant or such guarantor, are allowed against either or are consented to by either or are not dismissed within sixty (60) days thereof;

     I. If Tenant shall repeatedly default in the timely payment of Rent or any other charges required to be paid hereunder, or shall repeatedly default in keeping, observing or performing any other covenant, agreement, condition or provision of this Lease, whether or not Tenant shall timely cure any such payment or other default. For the purposes of this subsection, the occurrence of similar defaults three (3) times during any twelve (12) month period shall constitute a repeated default.

     Any notice periods provided for under this Article XII shall run concurrently with any statutory notice periods and any notice given hereunder may be given simultaneously with or incorporated into any such statutory notice.

     12.02 LANDLORD'S RIGHTS AND REMEDIES:

     If a Default occurs, Landlord shall have the following rights and remedies, which shall be distinct, separate and cumulative, and which may be exercised by Landlord concurrently or consecutively in any combination and which shall not operate to exclude or deprive Landlord of any other right or remedy allowed it hereunder or by operation of law:

     A. Landlord may terminate this Lease by giving to Tenant notice of Landlord's intention so to do, in which event the Lease Term shall end, and all right, title and interest of Tenant hereunder shall expire, on the date stated in such notice, and the Landlord may accelerate and declare immediately due and payable, the whole or any part of the Rent and other charges, payments, costs, and expenses herein agreed to be paid by Tenant for the entire unexpired balance of the term of this Lease;

     B. Landlord may terminate the right of Tenant to possession of the Premises without terminating this Lease by giving notice to Tenant that Tenant's right of possession shall end on the date stated in such notice, whereupon the right of Tenant to possession of the Premises or any part thereof shall cease on the date stated in such notice, but Tenant's obligations under this Lease shall continue in full force and effect. Any funds from rerental of the Premises will be credited against Tenant's obligations under the Lease.


     C. Landlord may enforce the provisions of this Lease and may enforce and protect the rights of Landlord hereunder by a suit or suits in equity or at law for the specific performance of any covenant or agreement contained herein, or for the enforcement of any other appropriate legal or equitable remedy, including injunctive relief and recovery of all monies due or to become due from Tenant under any of the provisions of this Lease.

     12.03 TENANT SURRENDER OF POSSESSION, RE-ENTRY BY LANDLORD; EFFECT:

     A. If Landlord exercises either of the remedies provided for in subparagraphs A and B of Section 12.02, Tenant shall surrender possession and vacate the Premises immediately and deliver possession thereof to Landlord, and Landlord may then, or at any time thereafter, re-enter and take complete and peaceful possession of the Premises, full and complete license so to do being granted to Landlord, and Landlord may remove all occupants and property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry and detainer and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder by operation of law.

     B. If Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease, such termination of possession shall not release Tenant, in whole or in part, from Tenant's obligation to pay the Rent due hereunder for the full stated Lease Term, and the aggregate amount of the Monthly Base Rent and Rent Adjustments, based on the Monthly Base Rent and Rent Adjustments most recently in effect, for the period from the date stated in the notice terminating possession to the end of the stated Lease Term shall, at Landlord's option, at once mature and be immediately due and payable by Tenant to Landlord (as described in Section 12.04) together with any other amounts due hereunder, and Landlord shall have the right to immediate recovery of all such amounts. Alternatively, at Landlord's option, Landlord shall have the right, from time to time, to recover from Tenant, and Tenant shall remain liable for, all Monthly Base Rent and Rent Adjustments and any other sums then due under this Lease and thereafter accruing as they become due under this Lease during the period from the date of such notice of termination of possession to the end of the Lease Term. Landlord may file suit from time to time to recover any such sums and no suit or recovery by Landlord of any such sums or portion thereof shall be a defense to any subsequent suit brought for any other sums due under this Lease.

     C. In the event Landlord terminates the right of Tenant to possession of the Premises without terminating this Lease as aforesaid, Landlord may, but shall be under no obligation to, relet the Premises or any part thereof for the account of Tenant for such rent, for such time (which may be for a term extending beyond the Lease Term) and upon such terms as Landlord in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant relative to such reletting. Also, in any such event, Landlord may make repairs, alterations and additions in or to the Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and, in connection therewith, change the locks to the Premises, and Tenant shall upon demand pay the cost thereof together with Landlord's expenses of reletting. Landlord may collect the rents from any such reletting and apply the same first to the payment of the expenses of re-entry, redecoration, repair and alterations and the expense of reletting (including without limitation broker's commissions and reasonable attorneys' fees) and second to the payment of Rent herein provided to be paid by Tenant. Any excess or residue shall operate only as an offsetting credit against the amount of Rent as the same theretofore became or thereafter becomes due and payable hereunder, but the use of such offsetting credit to reduce the amount of Rent due Landlord, if any, shall not be deemed to give Tenant any right, title or interest in or to such excess or residue and any such excess or residue shall belong solely to Landlord. No such re-entry or repossession, repairs, alterations and additions, or reletting shall be construed as an eviction or ouster of Tenant, an election on Landlord's part to terminate this Lease or an acceptance of a surrender of this Lease, unless a written notice of such intention be given to Tenant by Landlord, or shall operate to release Tenant in whole or in part from any of Tenant's obligations hereunder. Landlord may, at any time and from time to time, sue and recover judgment for any deficiencies remaining after the application of the proceeds of any such reletting.

     12.04 RECOVERY OF RENT AND OTHER SUMS BY LANDLORD:

     In the event of the termination of this Lease by Landlord as provided for by subparagraph A of Section 12.02 or otherwise, Landlord shall be entitled to recover from Tenant all Monthly Base Rent and Rent Adjustments accrued and unpaid for the period up to and including such termination date, as well as all other additional sums payable by Tenant hereunder. In addition, Landlord shall be entitled to recover, as damages for loss of the benefit of its bargain and not as a penalty, the sum of: (A) the unamortized cost to Landlord, computed and determined in accordance with generally accepted accounting principles, of any tenant improvements, provided by Landlord at its expense, (B) the aggregate sum which at the time of such termination represents the excess, if any, of the present value of the aggregate Monthly Base Rent and Rent Adjustments at the same annual rate for the remainder of the Lease Term as then in effect over the then present value of the then aggregate fair rental value of the Premises for the balance of the Lease Term, immediately prior to such termination, such present worth to be computed in each case on the basis of a four percent (4%) per annum discount from the respective dates upon which rentals would have been payable hereunder had the Lease Term not been terminated, and (C) any damages in addition thereto, including reasonable attorneys' fees and court costs, which Landlord shall have sustained by reason of the breach of any of the covenants of this Lease other than for the payment of Rent.

     12.05 LANDLORD'S EXPENSES:

     Tenant shall pay all costs, charges and expenses, including court costs and reasonable attorneys' fees incurred by Landlord or its beneficiaries in enforcing Tenant's obligations under this Lease, in the exercise by Landlord of any of its remedies in the event of a Default, in any litigation, negotiation or transactions in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned, or in consideration of any request for approval of or consent to any action by Tenant which is prohibited by this Lease or which may be done only with Landlord's approval or consent, whether or not such approval or consent is given.

     12.06 LANDLORD'S REMEDIES CUMULATIVE:

     All of Landlord's rights and remedies under this Lease shall be cumulative with and in addition to any and all rights and remedies which Landlord may have at law or equity. Any specific remedy provided for in any provision of this Lease shall not preclude the concurrent or consecutive exercise of a remedy provided for in any other provision hereof.

XIII. SURRENDER OF PREMISES:

     13.01 SURRENDER:

     At the termination of this Lease, by lapse of time or otherwise, Tenant shall surrender possession of the Premises to Landlord and deliver all keys to the Premises and all locks therein to Landlord and make known to the Landlord the combination of all combination locks in the Premises, and shall, subject to Article XV, return the Premises and all equipment and fixtures of the Landlord therein to Landlord in broom clean condition in as good condition as when Tenant originally took possession (ordinary wear and tear excepted), failing which Landlord may restore the Premises and such equipment and fixtures to such conditions and the Tenant shall pay the cost thereof to Landlord on demand.

     13.02 FIXTURES:

     Upon termination of this Lease or of Tenant's right to possession of the Premises, by lapse of time or otherwise, all installations, additions, partitions, hardware, light fixtures, floor coverings, non-trade fixtures and improvements, temporary or permanent (excepting movable furniture and movable equipment belonging to Tenant), in or upon the Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant.

     13.03 SURVIVAL:

     All obligations of Tenant under this Article XIII shall survive the termination of this Lease, by lapse of time or otherwise.

XIV. HOLDING OVER:

     Tenant shall pay Landlord double the Monthly Base Rent, plus
Landlord's estimate of the Rent Adjustments then applicable for each month or portion thereof Tenant retains possession of the Premises, or any portion thereof, after the expiration or termination of this Lease, and also shall pay all damages sustained by Landlord, consequential as well as direct, by reason of such retention of possession. The provisions of this
Article XIV shall not constitute a waiver by Landlord of any re-entry rights of Landlord hereinbefore or by law provided. If Tenant retains possession of the Premises, or any part thereof, for thirty (30) days after the expiration or termination of this Lease, then at the sole option of Landlord expressed by written notice to Tenant, but not otherwise, such holding over shall constitute a renewal of this Lease for a period of one
(1) year on the same terms and conditions as provided in this Lease, except that the Monthly Base Rent shall be one hundred fifty percent (150%) of the Monthly Base Rent in effect as of said date of expiration or termination of this Lease.

XV. DAMAGE OR DESTRUCTION BY FIRE OR OTHER CASUALTY:

     15.01 SUBSTANTIAL UNTENANTABILITY:

     If more than fifty percent (50%) of the Building or Premises is damaged or destroyed by fire or other casualty and, in Landlord's reasonable opinion, such damage will not permit Tenant to carry on its normal pre-existing business in the Premises, or remainder thereof, Landlord may elect either to: (A) terminate this Lease as of the date of the fire or other casualty by giving Tenant written notice thereof within ninety (90) days after said date; or (B) proceed to repair or restore the Building or the Premises, other than leasehold improvements and personal property paid for or installed by Tenant, and this Lease shall remain in full force and effect. If Landlord elects to proceed pursuant to subsection
(B) above, Landlord shall notify Tenant thereof within forty-five (45) days after the date of such fire or other casualty, which notice shall contain Landlord's reasonable estimate of the time required to substantially complete such repair or restoration. In the event such estimate indicates that the time so required will exceed one hundred eighty (180) days from the date of the casualty, then Tenant shall have the right to terminate this Lease effective as of the date of such casualty by giving written notice thereof to Landlord not later than twenty (20) days after the date of Landlord's notice. If Landlord's estimate indicates that the repair or restoration can be substantially completed within one hundred eighty (180) days, or if Tenant fails to exercise its right to terminate this Lease, as aforesaid, this Lease shall remain in force and effect. In all cases relative to such repair or restoration pursuant to this Article XV, due allowance shall be made for reasonable delay caused by adjustment of insurance loss, strikes, governmental approvals, labor difficulties or any cause beyond Landlord's reasonable control.

     15.02 INSUBSTANTIAL UNTENANTABILITY:

     If less than fifty percent (50%) of the Building or Premises is damaged or destroyed by fire or other casualty and, in Landlord's reasonable opinion, such damage will not interfere with Tenant's conduct of its normal pre-existing business in the Premises, or remainder thereof, then Landlord shall proceed to repair and restore the Building or the Premises, other than the leasehold improvements and personal property paid for or installed by Tenant, unless such damage occurs during the last twelve (12) months of the

Term, in which event Landlord shall have the right to terminate this Lease as of the date of such fire or other casualty by giving written notice thereof to Tenant within one hundred and eighty (180) days after the date of such fire or other casualty.

     15.03 RENT ABATEMENT:

     If this Lease is not terminated pursuant to Section 15.01, Monthly Base Rent and Rent Adjustments shall abate for that part of the Premises which is untenantable on a per diem basis from the date of the fire or other casualty until Landlord has substantially completed the repair and restoration work in the Premises which it is required to perform, provided, that as a result of such fire or other casualty, Tenant does not occupy the portion of the Premises which is untenantable during such period. Notwithstanding anything to the contrary in this Article XV, Tenant shall not have the right to terminate this Lease and Rent shall in no event abate if such fire or other casualty, cause, condition or thing was caused by the wilful act or neglect of Tenant, its employees, agents, contractors or invitees.

XVI. EMINENT DOMAIN:

     16.01 TAKING OF WHOLE OR SUBSTANTIAL PART:

     In the event that the whole or a substantial part of the Premises shall be condemned or taken in any manner for any public or quasi-public use (including a deed given in lieu of condemnation), and as a result thereof, the remainder of the Premises cannot be used for the same purpose as prior to such taking, the Lease Term shall terminate as of the date possession is taken and Monthly Base Rent and Rent Adjustments shall be apportioned as of said date; provided, however, if Landlord elects to make comparable space in the Building available to Tenant under the same Rent and terms as herein provided, Tenant shall accept such space and this Lease shall then apply to such space, provided Landlord pays all expenses of Tenant's move to such space.

     16.02 TAKING OF PART:

     If less than a substantial part of the Premises shall be so condemned or taken (including a deed given in lieu of condemnation) and after such taking the Premises can be used for the same purposes as prior thereto, the Lease Term shall cease only as to the part so taken as of the date possession shall be taken by such authority, and Tenant shall pay full Rent up to that date (with appropriate refund by Landlord of such Rent attributable to the part so taken as may have been paid in advance for any period subsequent to the date possession is taken) and thereafter Monthly Base Rent and Rent Adjustments shall be equitably adjusted to reflect the reduction in the Premises by reason of such taking. Landlord shall, at its expense, make all necessary repairs or alterations to the Building so as to constitute the remaining Premises as a complete architectural unit, provided that Landlord shall not be obligated to undertake any such repairs or alterations if the cost thereof exceeds the award resulting from such taking. The foregoing notwithstanding, if as a result of any taking including a governmental order that the grade of any street, alley or other property adjacent to the Building is to be changed and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, Landlord shall have the right to terminate this Lease upon one hundred and eighty (180) days' prior written notice and the Monthly Base Rent and Rent Adjustment hereunder shall be apportioned as of the effective termination date.

     16.03 COMPENSATION:

     Landlord shall be entitled to receive the entire price or award from any such sale, taking or condemnation without any payment to Tenant, and Tenant hereby assigns to Landlord all of Tenant's interest, if any, in any such award; provided, however, Tenant shall have the right separately to pursue against the condemning authority an award in respect of the loss, if any, to leasehold improvements paid for by Tenant without any credit or allowance thereafter from Landlord or deduction from Landlord's award.

 XVII. TENANT'S INSURANCE:

     17.01 MINIMUM COVERAGE:

     Tenant, at Tenant's expense, agrees to maintain in force during the
Term: (A) Comprehensive General Liability Insurance on an occurrence basis with minimum limits of liability be of not less than $1,000,000 for bodily injury, personal injury or death to any one person and $3,000,000 for bodily injury, personal injury or death to more than one person and $500,000 with respect to damage to property, including water and sprinkler damage; (B) Fire Insurance, with all risk coverage, vandalism and malicious mischief endorsements, to include water sprinkler damage, in an amount adequate to cover the full replacement value of all leasehold improvements (except to the extent the same are included within the definition of "Building Standard Work", but not "Tenant's Extra Work" in the Workletter Agreement attached hereto) and all fixtures, contents and wall and floor coverings in the Premises; and (C) if the nature of Tenant's operation is such as to place any or all of its employees under the coverage of local workman's compensation laws or similar statutes, Tenant shall also keep in force at the times aforesaid, at its own expense, workman's compensation or similar insurance affording statutory coverage and containing statutory limits.

     17.02 ADDITIONAL INSURED, ENDORSEMENTS, WAIVERS, ETC.:

     The policy referred to in Section 17.01 shall name the Indemnitees as additional insured and shall not provide for deductible amounts in excess of $1,000. Each policy referred to in Section 17.01 shall be issued by one or more responsible insurance companies licensed to do business in the state of Florida and reasonably satisfactory to Landlord and shall contain the following provisions and endorsements: (A) that such insurance may not be canceled or amended without thirty (30) days' prior written notice to the Landlord; (B) an express waiver of any right of subrogation by the insurance company against the Indemnitees; and (C) that the policy shall not be invalidated should the insured waive in writing prior to a loss, any or all rights of recovery against any other party for losses covered by such policies. Landlord agrees that

Scottsdale Insurance Company is satisfactory to Landlord.

     17.03 CERTIFICATES OF INSURANCE, ADDITIONAL WAIVERS:

     Tenant shall deliver to Landlord, certificates of insurance of all policies and renewals thereof to be maintained by Tenant hereunder, not less than ten (10) days prior to the Commencement Date hereunder and not less than thirty (30) days prior to the expiration date of each policy. Provided that the insurance policies of Tenant shall not be invalidated nor will the right of the insured to collect the proceeds payable under such policies be adversely affected by the waiver contained in the following portion of this sentence, Tenant hereby expressly waives all rights of recovery which it might otherwise have against the Indemnitees, for loss or damage to person, property or business to the extent that such loss or damage is covered by valid and collectible insurance policies, notwithstanding that such loss or damage may result from the negligence of the Indemnities, excluding intentional acts. Tenant shall use its best efforts to obtain from its insurer the right to waive claims as set forth in the preceding sentence without thereby invalidating its insurance or affecting its right to proceeds payable thereunder.

     17.04 NO CONCURRENT INSURANCE:

     Tenant shall not take out separate insurance concurrent in form or contributing, in the event of loss, with that required to be furnished by Tenant, or increase the amounts of any existing insurance by securing an additional policy or additional policies without naming Landlord and all other persons and entities then required to be named as additional insureds pursuant hereto as additional insured parties thereunder.

     17.05 EFFECT OF FAILURE TO INSURANCE:

     If, for any reason, Tenant fails to provide and keep in force any or all of the insurance policies required of Tenant under this Article, then Tenant shall indemnify Landlord and hold Landlord harmless from and against any loss which would have been covered by the insurance Tenant fails so to provide or keep in force. Nothing contained in this section shall be construed to limit Tenant's indemnity of Landlord under Section 17.01 hereof.

 XVIII. RULES AND REGULATIONS:

     Tenant agrees to observe and not to interfere with the rights reserved to Landlord pursuant to Article XIX hereof and agrees, for itself, its employees, agents, contractors, invitees and licenses, to comply with the rules and regulations as shall be adopted by Landlord pursuant to Article XIX of this Lease. Any material violation by Tenant of any of the rules and regulations contained in Exhibit 4 attached to this Lease, or any other Section of this Lease, or as hereafter may be adopted by Landlord pursuant to Article XIX of this Lease, may be restrained; but whether or not so restrained, Tenant acknowledges and agrees that it shall be and remain liable for all damages, loss, costs and expenses resulting from any violation by Tenant of any thereof. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce said rules or regulations, or the terms, covenants and conditions of any other lease against any other tenant or any other persons, and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, invitees, or by any other person.

XIX. ADDITIONAL RIGHTS RESERVED TO LANDLORD:

     Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims for damage being hereby waived and released by Tenant) and without effecting an eviction or disturbance of Tenant's use or possession or giving rise to any claim for set-offs or abatement of Rent.

     A. To change the name or street address of the Building, or the suite number of the Premises.

     B. To install and maintain signs on the exterior and interior of the Building.

     C. To designate all sources furnishing sign painting and lettering, towels, coffee cart service, vending machines, or toilet supplies used or consumed on the Premises and the Building.

     D. To have pass keys to the Premises. No locks shall be changed without the prior written consent of Landlord.

     E. To grant to anyone the exclusive right to conduct any business or render any service in the Building, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted by this Lease.

     F. To enter the Premises to make inspections, decorations, repairs, alterations or additions in or to the Premises or the Building, specifically including, but without limiting the generality of the foregoing, to make repairs, additions or alterations within the Premises to mechanical, electrical and other facilities serving other premises in the Building, to make repairs, additions or alterations to the Building which may change, eliminate or remove Common Areas, parking areas, if any or the method of ingress or egress from the Building and such areas, to convert Common Areas into leasable areas, or otherwise alter, repair or reconstruct the Common Areas or change the use thereof, and to perform any acts related to the safety, protection, preservation, reletting, sale or improvement of the Premises or the Building.

     G. To display the Premises to prospective Tenants at reasonable times during the last six (6) months of the Lease Term, provided same does not interfere with Tenant's normal business operations.

     H. To approve the weight, size and location of safes and other heavy equipment and articles in and about the Premises and the Building (so as not to exceed the legal live load), and to require all such times and furniture and similar items to be moved into and/or out of the Building and Premises only at such times and in such manner as

     Landlord shall reasonably direct in writing. Movements of Tenant's property into or out of the Building and within the Building are entirely at the risk and responsibility of Tenant and Landlord reserves the right to reasonably require permits before allowing any such property to be moved into or out of the Building.

     I. To prohibit the placing of vending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord.

     J. To have access to all mail chutes or boxes according to the rules of the United States Postal Service.

     K. To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise, and to establish their right to enter or leave and to exclude or expel any peddler, solicitor or beggar at any time from the Premises or the Building.

     L. To close the Building at 6:00 p.m. on weekdays, 1:00 p.m. on Saturdays, and all day on Sundays and Holidays, or at such other reasonable times as Landlord may determine, subject, however, to Tenant's right to after hours or early access by one or more coded keys furnished by Landlord to such authorized personnel of Tenant as Tenant identifies in writing to Landlord. Such coded key access shall be provided only to the Premises and such limited public areas of the Building required for Tenant to enter and leave the Premises and shall be administered under such regulations as shall be prescribed from time to time by Landlord in its sole discretion.

     M. To inspect, decorate, alter, repair or improve the Premises and the Building at any time, and Landlord and its representatives for that purpose may enter on and about the Premises and the Building with such material as Landlord may deem necessary, may erect scaffolding and all other necessary structures on or about the Premises and the Building and may close or temporarily suspend operations of entrances, doors, corridors, elevators, driveways, parking areas, loading docks or other facilities, provided same does not interfere with Tenant's normal business operations.

     N. To have and retain a paramount fee simple record title to the Premises free and clear of any act of Tenant purporting to burden or encumber it.

     O. To establish the rules and regulations for the Building and Premises referred to in Article XVIII hereof.

XX. TRANSFER OF LANDLORD'S INTEREST:

     Landlord hereby reserves the right to sell, assign or transfer this Lease. In such event this Lease shall remain in full force and effect, subject to the performance by Tenant of all the terms, covenants and conditions on its part to be performed. In the event that such assignee or transferee agrees to perform all the terms, covenants and conditions of Landlord pursuant to this Lease which are to be performed by Landlord from and after the effective date of such sale, assignment or transfer of this Lease (as the case may be), then, upon any such sale, assignment or transfer, other than merely as security, Tenant agrees to look solely to the responsibility of assignee or transferee with respect to all matters in connection with this Lease and the transferor Landlord shall be released from any further obligations hereunder.

XXI. SUBORDINATION AND ATTORNMENT:

     21.01 SUBORDINATION:

     Landlord has heretofore and may hereafter from time to time execute and deliver a mortgage or trust deed in the nature of a mortgage, both sometimes hereinafter referred to as "Mortgage", against the Building, the Property or any interest therein. This Lease and the rights of Tenant hereunder shall be and are hereby made expressly subject and subordinate at all times to the lien of any such Mortgage now or hereafter existing against the Property and/or the Building, and to all advances made or hereafter to be made upon the security thereof. Tenant agrees to execute and deliver such further instruments subordinating this Lease to any such Mortgage as may be requested in writing by Landlord from time to time, provided, however, that any such subordination at all times shall be subject to the right of Tenant to remain in possession of the Premises under the terms of this Lease for the Term, notwithstanding any foreclosure of such Mortgage, or any sale pursuant thereto, so long as Tenant is not in default under this Lease. Tenant acknowledges that its title is and always shall be subordinate to the title of the owner of the Property and Building, and nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of the owner of the Property or the Building. Notwithstanding anything to the contrary contained herein, Mortgagee by notice in writing to the Tenant may subordinate the lien of its Mortgage to this Lease.

     21.02 ATTORNMENT:

     In event of foreclosure of any such Mortgage described in Section
21.01 above by voluntary agreement or otherwise, or the commencement of any judicial action seeking such foreclosure, Tenant, at the request of the then Landlord, shall attorn to and recognize such Mortgagee or purchaser in foreclosure as Tenant's Landlord under this Lease. Tenant agrees to execute and deliver at any time upon request of such Mortgagee, purchaser, or their successors, any instrument to further evidence such attornment.

     21.03 ATTORNEY-IN-FACT:

     As and for additional security for the performance of its duties hereunder and to induce Landlord to enter into this Lease, the Tenant shall execute promptly such instruments or certificates to carry out the intent of Article XXII hereinbelow and Sections 21.01 and 21.02 above, as shall be requested by the Landlord, or any Mortgagee. The Tenant hereby irrevocably appoints the Landlord, as attorney-in-fact for the Tenant with full power and authority to execute and deliver in the name of the Tenant any such instruments or certificates. If within fifteen (15) days after the date of a written request by Landlord, or any Mortgagee to execute such instruments, that Tenant shall not have executed the same, the Landlord may, at its option, cancel this Lease without incurring any liability on account thereof, and the Term hereby granted is expressly limited accordingly.

XXII. ESTOPPEL CERTIFICATE:

     Within fifteen (15) days after request therefor by Landlord or any mortgagee, or prospective mortgagee, Tenant agrees to deliver to Landlord or prospective owner, or mortgagee or prospective mortgagee, an Estoppel Certificate in recordable form, binding upon Tenant, wherein Tenant shall certify and agree that: (A) the Lease is in full force and effect, and indicate what the commencement date of the Lease is; (B) Tenant has no offsets or defenses to its performance of the terms and conditions of this Lease, including the payment of Rent, if such be the case, or if there are any such defenses or offsets, specifying the same; (C) Tenant is in the possession of the Premises; (D) Tenant will not pay Rent more than one (1) month in advance to the Landlord; (E) Tenant will not look to any mortgagee for any security deposits paid to Landlord hereunder unless such deposits have been received in cash by such mortgagee from Landlord; (F) if an assignment of rents or leases has been served upon the Tenant by a mortgagee or prospective mortgagee, acknowledging receipt thereof and agreeing to be bound by the provisions thereof; (G) Tenant will give to the first mortgagee copies of all notices required or permitted to be given by Tenant to Landlord; and (H) any other reasonable requirements of Landlord or mortgagee, provided Tenant does not incur any additional cost or expense and such requirements do not materially change any terms of this Lease.

XXIV. NOTICES:

     All notices, demands, approvals, consents, requests for approval or consent or other writings in this Lease provided to be given, made or sent by either party hereto to the other ("Notice") shall be in writing and shall be deemed to have been fully given, made or sent when made by personal service or deposited in the United States Mail, certified or registered, and postage prepaid and properly addressed as follows:

     To Landlord: Landlord's Management Agent at the address set forth in
Section 1.01C.

 To Tenant:    (i) If any Notice is to be given Tenant prior to
                   occupancy, to the address set forth in Section 1.01D.

               (ii) If any Notice is to be given Tenant after
                    occupancy, to the Premises provided
                    however, if the Premises shall have been vacated, Notice may be posted on the door to the Premises.

     The address to which any Notice should be given, made or sent to either party may be changed by written notice given by such party as above provided. Consistent with the provisions of Section 21.04 hereinabove, whenever Landlord is in default hereunder, Tenant shall give written notice of such default to any mortgagee of which Tenant has been advised in writing as being entitled to such notice. Any notice, demand, request or consent to be made by or required of Landlord, may be made and given by Landlord's Management Agent with the same force and effect as if made and given by Landlord.

XXV. REAL ESTATE BROKERS:

     Tenant represents that, except for ARVIDA REALTY SALES, LTD. & GIMBELSTOB REALTY, INC. Tenant has not dealt with any real estate broker, sales person, or finder in connection with this Lease, and no such person initiated or participated in the negotiation of this Lease, or showed the Premises to Tenant. Tenant hereby agrees to indemnify and hold harmless Landlord and Landlord's Management Agent from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord shall be responsible for the payment of all commissions to the broker, if any, specified in this Article XXV, based upon the leasing commission policy and agreements of Landlord applicable to the Building and in effect as of the date of this Lease.

XXVI. MISCELLANEOUS:

     26.01 LATE CHARGES:

     All rent as defined in Article III (unless otherwise provided herein, and other than the Monthly Base Rent, Rent Adjustment Deposits, which shall be due as hereinbefore provided) owed by the Tenant to the Landlord hereunder shall be paid within five (5) business days from the date the Landlord renders the statements of account therefor. All such amounts (including without limitation Monthly Base Rent, CPI Escalation Amounts, Rent Adjustments and Rent Adjustment Deposits) shall bear interest from the date due until the date paid at eighteen percent (18%) or the maximum legal rate of interest, allowed by law, if such maximum legal rate is applicable and lower. Further, in the event that Tenant fails to pay Rent when due, Tenant shall be charged and be liable for payment of a TWO HUNDRED FIFTY AND NO/100 ($250.00) DOLLAR Late Payment Processing Fee, in each such instance.

     26.02 ENTIRE AGREEMENT:

     This Lease, the Exhibits, and any Riders attached hereto contain the entire agreement between Landlord and Tenant concerning the Premises and there are no other agreements, either oral or written.

     26.03 NO OPTION:

     The execution of this Lease by Tenant and delivery of same to Landlord or the Broker or Landlord's Management Agent does not constitute a reservation of or option for the Premises or an agreement to enter into a Lease. This Lease shall become effective only if and when Landlord executes and delivers the same to Tenant, provided, however, the execution and delivery by Tenant of this Lease to Landlord or the Broker or Landlord's Management Agent shall constitute an irrevocable offer by Tenant to lease the Premises on the terms and conditions herein contained, which offer may not be withdrawn or revoked for thirty (30) days after such execution and delivery. If Tenant is a corporation, partnership, association or any other entity, it shall deliver to Landlord, concurrently with the delivery to Landlord of an executed Lease, certified resolutions of Tenant's directors or other governing person or body authorizing execution and delivery of this Lease and the performance by Tenant of its obligations hereunder and the authority of the party executing the Lease as having been duly authorized to do so.

     26.04 ACCORD AND SATISFACTION:

     No payment by Tenant or receipt by Landlord of a lesser amount than any installment or payment of Rent due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment of Rent shall be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or payment of Rent or pursue any other remedies available to Landlord. No receipt of money by Landlord from Tenant after the termination of this Lease of Tenant's right of possession of the Premises shall reinstate, continue or extend the Lease Term.

     26.05 NO WAIVER OF DEFAULTS:

     No waiver of any provision of this Lease shall be implied by any failure of Landlord to enforce any remedy on account of the violation of such provision, even if such violation be continued or repeated subsequently, and no express waiver shall affect any provision other than the one specified in such waiver and in that event only for the time and in the manner specifically stated. No receipt of monies by Landlord from Tenant after the termination of this Lease will in any way alter the length of the Lease Term or Tenant's right of possession hereunder or, after the giving of any notice, shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of Rent shall not waive or affect said notice, suit or judgment, nor shall any such payment be deemed to be other than on account of the amount due, nor shall the acceptance of Rent be deemed a waiver of any breach by Tenant of any term, covenant or condition of this Lease.

     26.06 LANDLORD'S OBLIGATIONS ON SALE OF BUILDING:

     Consistent with Article XX hereof, in the event of any sale or other transfer of the Building, Landlord shall be entirely freed and relieved of all agreements and obligations of Landlord hereunder accruing or to be performed after the date of such sale or transfer.

     26.07 CROSS DEFAULT, DEFAULT UNDER OTHER LEASE:

     If the term of any lease (other than this Lease) made by Tenant for any demised premises in the Building shall be terminated or terminable after the making of this Lease, because of any default by Tenant under such other Lease, such fact shall empower Landlord, at Landlord's sole option, to declare this Lease to be in default by written notice to Tenant.

     26.08 BINDING EFFECT:

     This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and permitted assigns, but this provision shall not operate to permit any transfer, assignment, mortgage, encumbrance, lien, charge or subletting contrary to the provisions of this Lease.

     26.09 MODIFICATION OF LEASE:

     Should any mortgagee, require a modification or modifications of this Lease, which modification or modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees to execute each such modification. Any and all modifications or amendments to this Lease must be in writing and executed by Landlord and Tenant.

     26.10 CAPTIONS:

     The Article and Section captions in this Lease are inserted only as a matter of convenience and in no way define, limit, construe, or describe the scope or intent of such Articles and Sections.

     26.11 APPLICABLE LAW AND SEVERABILITY:

     This Lease shall be construed in accordance with the laws of the State of Florida. If any term, covenant, or condition of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each item, covenant or condition of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     26.12 TIME:

     Time is of the essence of this Lease and the performance of all obligations hereunder.

     26.13 LANDLORD'S RIGHT TO PERFORM TENANT'S DUTIES:

     If Tenant fails to timely perform any of its duties under this Lease or the Workletter Agreement, Landlord shall have the right (but not the obligation), after the expiration of any grace period elsewhere under this Lease or the Workletter Agreement expressly granted to Tenant for the performance of such duty, to perform such duty on behalf and at the expense of Tenant without further prior notice to Tenant, and all sums expended or expenses incurred by Landlord in performing such duty shall be deemed to be additional rent under this Lease and shall be due and payable upon demand by Landlord.


     26.14 LIMITATION ON RIGHT OF RECOVERY AGAINST LANDLORD:

     Tenant acknowledges and agrees that the liability of Landlord under this Lease shall be limited to its interest in the Yamato Office
Center ("Project") and any judgments rendered against Landlord shall be satisfied solely out of the proceeds of sale of its interest in the Project. No personal judgment shall lie against Landlord upon extinguishment of its rights in the Project and any judgment so rendered shall not give rise to any right of execution or levy against Landlord's assets. The provisions hereof shall inure to the Landlord's successors and assigns including Mortgagee.

     26.15 RADON GAS:

     Notice to Prospective Tenant. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit. Pursuant to SS404.056(8), Florida Statutes.

     IN WITNESS WHEREOF, this Lease has been executed by the parties hereto as of the date first set forth above.

LANDLORD:                                 TENANT: HYDRON TECHNOLOGIES,INC.

PFRS YAMATO CORP.                         /s/ Thomas G. Burns

BY: /s/ Barry S. Altshuler                __________________________

BY: Barry S. Altshuler                    BY: /s/ Thomas G. Burns

    Its Authorized Signatory              Its Vice President - Finance

ATTEST:                                   ATTEST:

BY: /s/                                   BY: /s/ Chaudhury M. Prasad

Its Asset Specialist                      Its Secretary


                                EXHIBIT 1
                            LEGAL DESCRIPTION

A parcel of property in the City of University Park, Palm Beach
County, Florida, lying North of the right-of-way of 51st Street (Yamato Drive), more particularly described as follows:

The East 500 feet of the South 790 feet of the following parcels. The West 1/2 of the Southeast 1/4 and the West 1/2 of the West 1/2 of the East 1/2 of the Southeast 1/4, all in Section 1, Township 47 South, Range 42 East.

                                      and

the West 500 feet of the East 1,497 feet of the North 80 feet of the Northeast 1/4 of Section 12, Township 47 South, Range 42 East, subject to drainage reservation containing 9.985 acres more of less.




                                   Exhibit 2

                           THE YAMATO OFFICE CENTER

                            Fourth Floor Lease Plan

                                 [FLOOR PLAN]



DIAGRAM OF FOURTH FLOOR SHOWING: DANIELS & ROBERTS EXPANSION 1,286 RSF
                                 DANIEL'S & ROBERT'S SUITE 408
                                 THE PRUDENTIAL GROUP SUITE 400
                                 CRAMER JOHNSON WIGGINS SUITE 402






                                   Exhibit 3

                                                       Work Agreement
                                                     Tenant Performance

                                WORK AGREEMENT

     THIS AGREEMENT made as of the 8 day of May, 1995, between PFRS YAMATO CORP. ("Landlord") and HYDRON TECHNOLOGIES, INC. ("Tenant"). The parties hereby acknowledge that they have heretofor entered, or are contemporaneously herewith entering, a certain lease or tenant expansion agreement dated __________, 19__ (the "Lease") for premises (the "Premises") known as Suite(s) 403, located in the property known as Yamato Office Center (the "Property").

     1. The Work. Under the Lease, Tenant has agreed to accept the Premises "as is," without any obligations for the performance of improvements or other work by Landlord, and Tenant desires to perform certain improvements thereto (the "Work"). Such Work shall be in accordance with the provisions of this Work Agreement, and to the extent not expressly inconsistent herewith, in accordance with the provisions of the Lease, including without limitation, Article 8 thereof. Performance of the Work shall not serve to abate or extend the time for the commencement of Rent under the Lease, except to the extent Landlord delays approvals beyond the times permitted below.

     2. Cost of the Work. Except as provided hereinafter, Tenant shall pay all costs (the "Costs of the Work") associated with the Work whatsoever, including without limitation, all permits, inspection fees, fees of space planners, architects, engineers, and contractors, utility connections, the cost of all labor and materials, bonds, insurance, and any structural or mechanical work, addition HVAC equipment or sprinkler heads, or modifications to any building mechanical, electrical, plumbing or other systems and equipment or relocation of any existing sprinkler heads, either within or outside the Premises required as a result of the layout, design, or construction of the Work.

     Of the Costs of the Work, Landlord shall reimburse Tenant the amount of $__________ per square foot of rentable area of the Premises (the "Improvement Allowance"). (If such blank space is not filled in, then there is no Improvement Allowance.) The Improvement Allowance shall be funded by Landlord within thirty
(30) days after the Work has been completed in accordance with the "Space Plan" and "Working Drawings" approved by Landlord in writing in accordance with the provisions hereof, and Tenant has submitted all invoices, lien waivers, affidavits of payment, and such other evidence as Landlord may reasonably require that the cost of the Work has been paid for and that no mechanic's, materialmen's or other such liens have been or may be filed against the Property or the Premises arising out of the design or performance of the Work. In the alternative, at Landlord's sole option, Landlord may elect to fund the Improvement Allowance in installments, not more frequently than monthly, based on applications for payment and releases of lien rights, submitted by Tenant on Landlord's standard form for use by contractors requesting progress payments, together with such lien releases and affidavits of payments by Tenant's general contractor and subcontractors contemplated therein, and such other documentation as Landlord may reasonably require. Landlord may issue checks to fund the Improvement Allowance jointly to Tenant, its general contractor, and, at Landlord's option, to any subcontractors or suppliers.


     3. Space Plan and Specifications.

     a. No later than ten (10) days after the date of this Work Agreement set forth above, Tenant shall submit two (2) sets of a "Space Plan" (as described in Section 16) to Landlord for approval.

     b. Landlord shall, within ten (10) days after receipt thereof, either approve said Space Plan, or disapprove the same advising Tenant of the reasons for such disapproval. In the event Landlord disapproves said Space Plan, Tenant shall modify the same, taking into account the reasons given by Landlord for said disapproval, and shall submit two sets of the revised Space Plan to Landlord within five (5) days after receipt of Landlord's initial disapproval.

     4. Working Drawings and Engineering Report.

     a. No later than ten (10) days after receipt of Landlord's approval of the Space Plan, Tenant shall submit to Landlord for approval two (2) sets of "Working Drawings" (as defined in Section 16), and a report (the "Engineering Report") from Tenant's mechanical, structural and electrical engineers indicating any special heating, cooling, ventilation, electrical, heavy load or other special or unusual requirements of Tenant.

     b. Landlord shall, within twenty (20) working days after thereof, either approve the Working Drawings and Engineering Report, or disapprove the same advising Tenant of the reasons for disapproval. If Landlord disapproves of the Working Drawings or Engineering Report, Tenant shall modify and submit revised Working Drawings, and a revised Engineering Report, taking into account the reasons given by Landlord for disapproval, within five (5) days after receipt of Landlord's initial disapproval.

     5. Landlord's Approval. Landlord shall not unreasonably withhold or delay approval of any Space Plan, Working Drawings, or Engineering Report submitted hereunder if they provide for a customary office layout, with finishes and materials generally conforming to building standard finishes and materials currently being used by Landlord at the Property, are compatible with the Property's shell and core construction, and if no modifications will be required for the Property electrical, heating, air-conditioning, ventilation, plumbing, fire protection, life safety, or other systems or equipment, and will not require any structural modifications to the Property, whether required by heavy loads or otherwise.

     6. Space Planners, Architects, Engineers, and Contractors. The Space Plan, Working Drawings, Engineering Report and the Work, shall be prepared and performed by such space planners, architects, engineers and contractors as Landlord customarily engages or recommends for use at the Property; provided, Tenant may substitute another licensed, bonded, reputable and qualified space planner, architect, engineer or contractor, who will work in harmony with each other and those of Landlord so as to ensure proper maintenance of good labor relationships, and in compliance with all applicable labor agreements existing between trade unions and the relevant chapter of the Association of General Contractors of America. Such substitutions may be made only with Landlord's prior written approval. Such approval shall be granted or denied within fifteen
(15) days after Landlord receives from Tenant a written request for such substitution, containing a reasonable designation of the proposed party's background, references and qualifications. Any such substitution shall not serve to delay the times for submission of the Space Plan, Working Drawings and Engineering Report required herein, except to the extent that Landlord delays granting or denying approval beyond the aforementioned fifteen (15) day period.

     7. Change Orders. No changes, modifications, alterations or additions to the approved Space Plan or Working Drawings may be made without the prior written consent of the Landlord after written request therefor by Tenant. In the event that the Premises are not constructed in accordance with said approved Space Plan and Working Drawings, then Tenant shall not be permitted to occupy the Premises until the Premises reasonably comply in all respects with said approved Space Plan and Working Drawings; in such case, the Rent shall nevertheless commence to accrue and be payable as otherwise provided in the Lease.

     8. Compliance. Tenant's work shall comply in all respects with the following: (a) the Building Code of the City and State in which the Building is located and State, County, City or other laws, codes, ordinances and regulations, as each may apply according to the rulings of the controlling public official, agent or other such person, (b) applicable standards of the National Board of Fire Underwriters and National Electrical Code, and
(c) building material manufacturer's specifications.

     9. Guarantees. Each contractor, subcontractor and supplier participating in Tenant's Work shall guarantee that the portion thereof for which he is responsible shall be free from any defects in workmanship and materials for a period of not less than one (1) year from the date of completion thereof. Every such contractor, subcontractor, and supplier shall be responsible for the replacement or repair, without additional charge, of all work done or furnished in accordance with its contract which shall become defective within one (1) year after completion thereof. The correction of such work shall include, without additional charge, all additional expenses and damages in connection with such removal or replacement of all or any part of Tenant's Work, and/or the Property and/or common areas, or work which may be damaged or disturbed thereby. All such warranties or guarantees as to materials or workmanship of or with respect to Tenant's Work shall be contained in the contract or subcontract which shall be written such that said warranties or guarantees shall inure to the benefit of both the Landlord and Tenant, as their respective interests may appear, and can be directly enforced by either. Tenant covenants to give Landlord any assignment or other assurances necessary to effect such right of direct enforcement. Copies of all contracts and subcontracts shall be furnished to Landlord promptly after the same are entered.

     10. Performance.

     a. Tenant's Work shall be commenced within fifteen (15) days after Landlord approves the Working Drawings, and shall thereafter be diligently prosecuted to completion, subject to delays for reasons beyond Tenant's control (except financial matters). All Work shall conform with the Working Drawings approved by Landlord in writing, and Landlord may periodically inspect the Work for such compliance. Tenant's Work shall be coordinated under Landlord's direction with the work being done or to be performed for or by other tenants in the Property so that Tenant's Work will not interfere with or delay the completion of any other construction work in the Property.


     b. Tenant's Work shall be performed in a thoroughly safe, first-class and workmanlike manner in conformity with the approved Space Plan and Working Drawings, and shall be in good and usable condition at the date of completion.

     c. Tenant shall be required to obtain and pay for all necessary permits and/or fees with respect to Tenant's Work, and the same shall be shown to Landlord prior to commencement of the Work.

     d. Each contractor and subcontractor shall be required to obtain prior written approval from Landlord for any space outside the Premises within the Property, which such contractor or subcontractor desires to use for storage, handling, and moving of his materials and equipment, as well as for the location of any facilities for his personnel.

     e. The contractors and subcontractors shall be required to remove from the Premises and dispose of, at least once a week and more frequently as Landlord may direct, all debris and rubbish caused by or resulting from the construction. Upon completion of Tenant's Work, the contractors and subcontractors shall remove all surplus materials, debris and rubbish of whatever kind remaining within the Property which has been brought in or created by the contractors and subcontractors in the performance of Tenant's Work. If any contractor or subcontractor shall neglect, refuse or fail to remove any such debris, rubbish, surplus material or temporary structures within two (2) days after notice to Tenant from Landlord with respect thereto, Landlord may cause the same to be removed by contract or otherwise as Landlord may determine expedient, and charge the cost thereof to Tenant as additional Rent under the Lease.

     f. Tenant shall obtain and furnish Landlord all approvals with respect to electrical, water and telephone work as may be required by the respective company supplying the service. Tenant shall obtain utility service, including meter, from the utility company supplying service, unless Landlord elects to supply such service and/or meters.

     g. Landlord shall have the right to require Tenant to furnish bonds or other security in form and amount reasonably satisfactory to Landlord for the prompt and faithful performance and payment for Tenant's Work.

     h. Landlord's acceptance of Tenant's Work as being complete in accordance with the approved Space Plan and Working Drawings shall be subject to Landlord's inspection and written approval. Tenant shall give Landlord 5 days prior written notification of the anticipated completion date of Tenant's Work.

     i. If contemplated or permitted under the statutes of the State in which the Property is located, within ten (10) days after completion of construction of Tenant's Work, Tenant shall execute and file a Notice of Completion with respect thereto and furnish a copy thereof to Landlord upon recordation, failing which, Landlord may itself execute and file the same on behalf of Tenant as Tenant's agent for such purpose.

     j. Tenant shall, at its cost and expense construct, purchase, install and perform any and all items of Tenant's Work, stock its merchandise, and employ its personnel so as to obtain any governmentally required certificate of occupancy and to occupy the Premises as soon as possible, and in all cases on or before the date required therefor hereunder or under the Lease.

     k. If an expansion joint occurs within the Premises, Tenant shall install finish floor covering to or covering such joint in a workmanlike manner, and Landlord shall not accept responsibility for any finish floor covering applied to or installed over the expansion joint.

     l. Copies of "as built" drawings shall be provided to Landlord no later than thirty (30) days after completion of the Work.

     m. Landlord's approval of Tenant's plans and specifications, and Landlord's recommendations or approvals concerning contractors, subcontractors, space planners, engineers or architects, shall not be deemed a warranty as to the quality or adequacy of the Work, or the design thereof, or of its compliance with Laws, codes and other legal requirements.

     n. Tenant shall conduct its labor relations and relations with employees so as to avoid strikes, picketing, and boycotts of, on or about the Premises or Property. If any employees strike, or if picket lines or boycotts or other visible activities objectionable to Landlord are established, conducted or carried out against Tenant, its employees, agents, contractors, subcontractors or suppliers, in or about the Premises or Property, Tenant shall immediately close the Premises and remove or cause to be removed all such employees, agents, contractors, subcontractors and suppliers until the dispute has been settled.

     o. Landlord shall not be responsible for any disturbance or deficiency created in the air conditioning or other mechanical, electrical or structural facilities within the Property or Premises as a result of the Work. If such disturbances or deficiencies result, Tenant shall correct the same and restore the services to Landlord's reasonable satisfaction, within a reasonable time.

     p. If performance of the Work shall require that additional services or facilities (including without limitation, extra or after-hours elevator usage or cleaning services) be provided, Tenant shall pay Landlord's reasonable charges therefor.

     q. Tenant's contractors shall comply with the rules of the Property and Landlord's requirements respecting the hours of availability of elevators and manner of handling materials, equipment and debris. Demolition must be performed after 6:00 p.m. on weekends. Delivery of materials, equipment and removal of debris must be arranged to avoid any inconvenience or annoyance to other occupants. The Work and all cleaning in the Premises must be controlled to prevent dirt, dust or other matter from infiltrating into adjacent tenant or mechanical areas.

     r. Landlord may impose reasonable additional requirements from time to time in order to ensure that the Work, and the construction thereof does not disturb or interfere with any other tenants of the Property, or their visitors, contractors or agents, nor interfere with the efficient, safe and secure operation of the Property.

     11. Insurance. All contractors and sub-contractors shall carry Worker's Compensation Insurance covering all of their respective employees in the statutory amounts. Employer's Liability Insurance in the amount of at least

$500,000 per occurrence, and comprehensive general liability insurance of at least $3,000,000 combined single limit for bodily injury, death, or property damage; and the policies therefor shall cover Landlord and Tenant, as additional insureds, as well as the contractor or subcontractor. Tenant shall carry builder's risk insurance coverage respecting the construction and improvements to be made by Tenant, in the amount of the anticipated cost of construction of the Work (or any guaranteed maximum price). All insurance carriers hereunder shall be rated at least A and X in Best's Insurance Guide. Certificates for all such insurance shall be delivered to Landlord before the construction is commenced or contractor's equipment is moved onto the Property. All policies of insurance must require that the carrier give Landlord twenty (20) days' advance written notice of any cancellation or reduction in the amounts of insurance. In the event that during the course of Tenant's Work any damage shall occur to the construction and improvements being made by Tenant, then Tenant shall repair the same at Tenant's cost.

     12. Signage. Notwithstanding anything contained herein to the contrary, Landlord shall cause signage of building standard material and design to be placed on or near the door of the Premises and Tenant shall pay the cost thereof to Landlord upon demand. The amount due from Tenant therefor shall be deemed "Rent" under the Lease. Tenant shall promptly advise Landlord what name or names Tenant wishes for said signage. The content of all signage shall be subject to Landlords' prior written approval. No other signage may be installed or placed outside the Premises by Tenant.

     13. Asbestos. If the Property was constructed at a time when asbestos was commonly used in construction, Tenant acknowledges that asbestos-containing materials ("ACM") may be present at the Property, and that airborne asbestos fibers may involve a potential health hazard unless proper procedures are followed. In such case, before commencing the Work, Tenant and its contractor shall consult with Landlord and Landlord's asbestos consultant concerning appropriate procedures to be followed. Landlord shall, at Tenant's expense, undertake any necessary initial asbestos-related work, before Tenant commences the Work. During performance of the Work, Tenant shall require that its contractor comply with all laws, rules, regulations and other governmental requirements, as well as all directives of Landlord's asbestos consultant, respecting ACM. Tenant hereby irrevocably appoints Landlord and Landlord's asbestos consultant as Tenant's attorney-in-fact for purposes of supervising and directing any asbestos-related aspects of the Work (but such appointment shall not relieve Tenant from its obligations hereunder, nor impose any affirmative requirement on Landlord to provide such supervision or direction).

     14. Liens. Tenant shall keep the Property and Premises free from any mechanic's, materialman's or similar liens or other such encumbrances in connection with the Work, and shall indemnify and hold Landlord harmless from and against any claims, liabilities, judgments, or costs (including attorney's fees) arising in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of the Work (or such additional time as may be necessary under applicable laws), to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within thirty (30) days after written notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount paid shall be deemed additional rent under the Lease payable upon demand, without limitation as to other remedies available to Landlord under the Lease. Nothing contained herein shall authorize Tenant to do any act which shall subject Landlord's title to the Property or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Property or Premises arising in connection with the Work shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Property and Premises.

     15. Indemnity. Tenant shall indemnify, defend and hold harmless Landlord (and Landlord's principals, partners, agents, trustees, beneficiaries, officers, employees and affiliates) from and against any claims, demands, losses, damages, injuries, liabilities, expenses, judgments, liens, encumbrances, orders, and awards, together with attorneys' fees and litigation expenses arising out of or in connection with the Work, or Tenant's failure to comply with the provisions hereof, or any failure by Tenant's contractors, subcontractors or their employees to comply with the provisions hereof, except to the extent caused by Landlord's intentional or negligent acts.

     16. Certain Definitions.

     A. "Space Plan" herein means a floor plan, drawn to scale, showing: (1) demising walls, corridor doors, interior partition walls and interior doors, including any special walls, glass partitions or special corridor doors, (2) any restrooms, kitchens, computer rooms, file rooms and other special purpose rooms, and any sinks or other plumbing facilities, or other special facilities or equipment, (3) any communications system, indicating telephone and computer outlet locations, and (4) any other details or features required to reasonably delineate the Work to be performed.

     B. "Working Drawings" herein means fully dimensioned architectural construction drawings and specifications, and any required engineering drawings (including mechanical, electrical, plumbing, air-conditioning, ventilation and heating), and shall include any applicable items described above for the Space Plan, and if applicable: (1) electrical outlet locations, circuits and anticipated usage therefor, (2) reflected ceiling plan, including lighting, switching, and any special ceiling specifications, (3) duct locations for heating, ventilating and air-conditioning equipment, (4) details of all millwork, (5) dimensions of all equipment and cabinets to be built in, (6) furniture plan showing details of space occupancy, (7) keying schedule, (8) lighting arrangement, (9) location of print machines, equipment in lunch rooms, concentrated file and library loadings and any other equipment or systems (with brand names wherever possible) which require special consideration relative to air-conditioning, ventilation, electrical, plumbing, structural, fire protection, life-fire-safety system, or mechanical systems, (10) special heating, ventilating and air conditioning equipment and requirements, (11) weight and location of heavy equipment, and anticipated loads for special usage rooms, (12) demolition plan, (13) partition construction plan, (14) type and color of floor and wall-coverings, wall paint and any other finishes, and any other details or features required to completely delineate the Work to be performed.

     17. Taxes. Tenant shall pay prior to delinquency all taxes, charges or other governmental impositions (including without limitation, any real estate taxes or assessments, sales tax or value added tax) assessed against or levied upon Tenant's fixtures, furnishings, equipment and personal property located in the Premises and the Work to the Premises under this Agreement. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord. In the event any such items shall be assessed and billed with the property of Landlord, Tenant shall pay its share of such taxes, charges or other governmental impositions to Landlord within thirty (30) days after Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Tenant.

     18. INCORPORATED INTO LEASE; DEFAULT. THE PARTIES AGREE THAT THE PROVISIONS OF THIS WORK AGREEMENT ARE HEREBY INCORPORATED BY THIS REFERENCE INTO THE LEASE FULLY AS THOUGH SET FORTH THEREIN. In the event of any express inconsistencies between the Lease and this Work Agreement, the latter shall govern and control. If Tenant shall default under this Work Agreement, Landlord may order that all Work being performed in the Premises be stopped immediately, and that no further deliveries to the Premises be made, until such default is cured, without limitation as to Landlord's other remedies. Any amounts payable by Tenant to Landlord hereunder shall be paid as additional rent under the Lease. Any default by the other party hereunder shall constitute a default under the Lease and shall be subject to the remedies and other provisions applicable thereto under the Lease. If Tenant shall default under the Lease or this Work Agreement and fail to cure the same within the time permitted for cure under the Lease, at Landlord's option, all amounts paid or incurred by Landlord towards the Improvement Allowance shall become immediately due and payable as additional Rent under the Lease.

                                LANDLORD: PFRS YAMATO CORP.

                                By:    /s/
                                    ______________________________
                                           Authorized Signatory


                                TENANT: HYDRON TECHNOLOGIES, INC.


                                By:    /s/
                                    ______________________________
                                         Vice President-Finance


                                EXHIBIT 4

                  RULES AND REGULATIONS FOR THE PROJECT

                                Article 1

                            GENERAL PROVISIONS

Section 1.01 Applicability. These rules and regulations apply to you just as if they were included in the main body of the Lease. Other tenants in the Project will be obligated to comply with the same or similar rules and regulations.

Section 1.02 Additional Rules & Amendments. We reserve the right to make such other reasonable rules and regulations which we determine, from time to time, are necessary or appropriate for the safety, care, protection, cleanliness or good order of the Project, so long as such rules and regulations do not discriminate against you, or materially interfere with your ability to conduct your business at the Premises. Any additional rules and regulations will be binding on you with the same force and effect as if they had been included in these Rules and Regulations and had been in existence at the time you signed this Lease or otherwise acquired your interest in the Premises. We also reserve the right at any time to modify or revoke any existing rule or regulation.

Section 1.03 Conflict with Lease Provisions. To the extent any of these provisions specifically contradict any other provision of this Lease, including any addendum, amendment, rider or other exhibit to this Lease, such other provision shall control.

                                ARTICLE 2

                          OPERATING OF PREMISES

Section 2.01 Signs and Advertising. No signs or advertising matter of any kind may be placed on or within five (5) feet of the interior surface of any glass front doors or exterior window of the Premises. No signs or advertising matter of any nature may be placed on the surface of any exterior door. No pennants, banners or other advertising may be suspended from the ceiling or interior walls of any Premises. You may not display any "For Sale", "For Rent" or similar sign in the Premises if it is visible outside the Premises.

Section 2.02 Deliveries. Unless otherwise stated in the Lease, you agree to use your best efforts to cause all delivery vehicles servicing the Premises to load and unload in the rear of the Premises all supplies, goods, packages, furniture, equipment and all other items being delivered to you. Delivery during other business hours will not be absolutely prohibited, provided such deliveries do not in our reasonable opinion constitute a nuisance to the operation of the Project.

Section 2.03 Theft or Loss. You are fully responsible for the protection of your Premises and its contents from robbery, theft, vandalism, pilferage or other loss.


                                ARTICLE 3

                REQUIREMENTS. RESTRICTION AND PROHIBITIONS

Section 3.01 Limitations on Use. You agree not to:

     (a) make or permit any unlawful, improper or offensive use of the Premises or the Project, or permit any nuisance on it, including any objectionable odors, sounds, vibrations or other use which interferes with the use or enjoyment by other tenants of their premises or the Common Areas of the Project;

     (b) permit waste paper or garbage to accumulate on the Premises or the Common Areas;

     (c) permit any fire or health hazard to exist on or near the Premises;

     (d) place any merchandise, advertising or display, on the exterior of the Premises, in the vestibule or entrance to the Premises, or on the Common Areas of the Project;

     (e) install electrical or other equipment which we determine might cause impairment or interference with the provision of service to the Project;

     (f) permit delivery of merchandise to any locations other than those we have designated;

     (g) use any loudspeaker, voice-making or other sound production, transmissions or projections device that can be heard by anyone outside the Premises;

     (h) use any search lights that are visible to anyone outside of the Premises;

     (i) injure, overload the floor, deface, or otherwise harm the Premises or any equipment installed on it;

     (j) use or operate any machinery, equipment or other device which is harmful to the Premises;

     (k) make any use of the Premises which might void any fire or extended coverage insurance covering the Premises;

     (l) burn any trash of any kind in or about the Premises;

     (m) conduct any television or radio broadcast; or

     (n) permit live entertainment within or outside the Premises in such a manner that it may be heard or experienced outside the Premises;

     (o) change or add locks without our consent;


     (p) place or keep any bicycles or vehicles in the Premises;

     (q) permit the Premises to be used for lodging or any immoral purpose.

Section 3.02 Television & Radio Equipment. You agree not to install any antenna or aerial wire, or radio or television equipment inside or outside the Premises (other than typical consumer radio or television models) without our prior written approval, which, if granted, may specify the terms and conditions of any such installations, except as provided in the Lease.

Section 3.03 Vending Machines. You agree not to operate for use by the general public any coin or token operating vending machine or similar device for the sale of any goods, wares, merchandise, food, beverages or services, including but not limited to pay telephones, pay lockers, pay toilets, scales, amusement devised, machines for the sale of beverages, goods, candy, newspapers, cigarettes or other commodities, without our advance written consent. However, you may install vending machines or similar devised for use only by you and your employees and guests, provided such installation is in a non-public area of your Premises.

Section 3.04 Hazardous Substances or Conditions. You agree not to keep in the Premises any inflammable, combustible or explosive substance nor any substance which would create or tend to create a dangerous or combustible condition. You agree not to cause or allow the presence, storage, use, maintenance or removal of asbestos, PCB transformers, other toxic, hazardous or contaminated substances or underground storage tanks (collectively, "Hazardous Waste") in, on or about the Premises without our prior written consent. If your business requires use or possession of Hazardous Waste, you must advise us and obtain our consent before bringing any Hazardous Waste on to or creating such condition within the Premises. If you use or maintain Hazardous Waste on the Premises, you agree to handle, store, transport and dispose of all Hazardous Waste at your sole cost and expense in accordance with all then-existing local, state and federal rules and laws. Provided it is lawful to do so, you agree to enter into a contract(s) with a company certified to handle the Hazardous Waste for the transport and disposal of all Hazardous Waste from the Premises. A copy of all such contracts and all renewals must be provided to us.

We may, at our sole option, now or in the future, obtain a report from an environmental consultant of our choice as to whether you have been or are using any part of the Premises or the Shopping Center for the improper use, handling, storage, transportation or disposal of Hazardous Waste. If any such report indicates such improper use, handling, storage, transportation or disposal of Hazardous Waste, you agree to immediately reimburse us for the cost of obtaining the environmental report, and in addition, we may require that all violations of the law with respect to the Hazardous
Waste be corrected and/or that you obtain all necessary environmental permits and approval. If you do not correct all violation(s) of law and do not obtain all necessary permits within a reasonable time after demand from us, then we may declare the Lease in default and/or may cause the Premises and any surrounding areas to be freed from the Hazardous Waste at your sole cost and expense, which you agree to reimburse us for on demand as additional rent.


You hereby agree to indemnify, defend, save and keep us and our employees, partners, successors and assigns, harmless from any and all liabilities, obligations, charges, losses, damages, penalties, claims, actions and expenses, including without limitation, engineers' and professional fees, soil tests and chemical analysis, court costs and legal fees and expenses through all trial, appellate and administrative levels, imposed on, incurred by or asserted against us, in any way relating to, arising out of, or in connection with the use, handling, storage, transportation or disposal of the Hazardous Waste. The foregoing indemnification shall survive any assignment or termination of the Lease.

Section 3.05 Animals. You agree not to keep or permit birds or animals within the Premises, (except if your permitted use is a pet store, veterinary clinic or similar business).

Section 3.06 Rear Hallways. If the Premises are serviced by a rear hallway, that hallway must be used only for entering and exiting the Premises, for bringing in supplies and for the removal of trash, and will at no time be used for the storage of supplies or trash.

Section 3.07 Insurance Rates. You agree not to allow any activity in the Premises which will increase the rate of insurance for the Premises or the Project.

Section 3.08 Maintenance of Premises. You agree to:

     (a) maintain any lettering or logo or other thing you have installed on the exterior of the Premises in good condition and repair at all times; and

     (b) Landlord will maintain the entry doors in good repair and in a neat and clean condition.

                                   ARTICLE 4

                USE OF COMMON AREAS & OPERATION OF THE PROJECT

Section 4.01 Restrictions on Use of Common Areas. Neither you, your agents or employees may use the parking areas or any other Common Areas for any advertising, political campaigning or other similar use, including, without limitation, the distribution of advertising or campaign leaflets or flyers. You agree not to obstruct, litter, mar, damage or permanently or temporarily store materials in or on any part of the hallways, corridors, exterior doors or walls, landscaped areas, or any other portion of the Common Areas, and you agree to be responsible for any such damage caused by you or your employees, agents or contractors.

 Section 4.02 Security. We may take all measures we may deem reasonably necessary or appropriate for the security of the Project, the tenants and their invitees, licensees, or employees including, but not limited to, searching for cause or suspected cause of any person entering, leaving, or within the Project, the evacuation of the Project or any part thereof for drill purposes or otherwise, the temporary denial to tenants and their invitees, employees, or licensees for access to the Project or any portion thereof, and the closing of the Project on non-business days, legal holidays and after business hours.

 Section 4.03 Parking. You agree that we have the right to designate certain parking spaces or areas for use by certain tenants or their customers. If we do so, you agree that neither you or your employees will park in areas not designated for your respective use. You agree that you and your officers and employees will park your automobiles only in those areas we may designate from time to time for employee parking. Within five (5) days after our written request, you agree to furnish us the automobile license numbers assigned to your cars and the cars of all of your employees. If after receipt of written warning, you or your employees do not park your vehicles in designated parking areas, we may, at our option, charge you $20.00 per day or partial day per car parked in any area other than the one(s) designated. You agree not to park, or permit your employees, suppliers or visitors to park any vehicle in a way that will interfere with the use of the parking areas, driveways or loading areas. You agree that we have the right, if we deem it appropriate, to tow away vehicles in order to enforce these restrictions.

 Notwithstanding anything contained herein to the contrary, Landlord agrees to provide Tenant, at no extra charge, five (5) reserved covered parking spaces in a location designated by Landlord during the initial term of this Lease. See Exhibit 5.


                                   Exhibit 5

                             YAMATO OFFICE CENTER

                                CANOPY PARKING

                             [PLAN OF PARKING LOT]

                                    RIDER 1

  Tenant is hereby granted an option to extend the Term for two (2) additional periods of five (5) consecutive Lease Years each ("Extension Period"), on the same terms and conditions in effect under the Lease immediately prior to the Extension Period, except that Tenant shall have no further right to extend, and monthly Base Rent shall be increased to the Prevailing Renewal Rate, and Tenant shall have no further option to extend. The option to extend may be exercised only by giving Landlord written notice thereof no earlier than one year and no later than six months prior to the commencement of the Extension Period. Said exercise shall, at Landlord's election, be null and void if Tenant is in default under the Lease at the date of said notice or at any time thereafter and prior to commencement of the Extension Period and said default is not cured. The term "Lease Year" herein means each twelve month annual period, commencing with the first day of the Extension Period, without regard to calendar years.

  If Tenant shall fail to exercise the option herein provided, said option shall terminate, and shall be null and void and of no further force and effect. Tenant's exercise of said option shall not operate to cure any default by Tenant of any of the terms or provisions in the Lease, nor to extinguish or impair any rights or remedies of Landlord arising by virtue of such default. If the Lease or Tenant's right to possession of the Premises shall terminate in any manner whatsoever before Tenant shall exercise the option herein provided, or if Tenant shall have subleased or assigned all or any portion of the Premises, then immediately upon such termination, sublease or assignment, the option herein granted to extend the Term, shall simultaneously terminate and become null and void. Such option is personal to Tenant. Under no circumstances whatsoever shall the assignee under a complete or partial assignment of the Lease, or a subtenant under a sublease of the Premises, have any right to exercise the option to extend granted herein. Time is of the essence of this provision.

WITNESSES:                               LANDLORD:

                                         PFRS YAMATO CORP.
/s/
                                         BY: /s/
                                                 Authorized Signatory
/s/


                                          TENANT:

                                          HYDRON TECHNOLOGIES, INC.

/s/
                                          BY: /s/
                                              Vice President-Finance

/s/


                                    RIDER 2

Satellite Antenna. Landlord and Tenant acknowledge and agree that in the event Tenant desires to install and operate, at its own expense, a satellite antenna receiving dish (the "Satellite Antenna") on the roof of the Building, Landlord shall not unreasonably withhold or delay its consent to such installation and operation, provided, however, that Tenant provide a sketch of the proposed Satellite Antenna and a list of its specifications, including, without limitation, its dimensions and weight. Landlord may withhold its consent in the event that it determines, in its reasonable discretion, that the Satellite Antenna would be aesthetically unpleasing, or would damage the Building or any of the Building systems. The Satellite Antenna shall be placed in a location mutually acceptable to Landlord and Tenant and shall be installed and maintained in a manner approved by Landlord at Tenant's sole expense. Tenant shall also be entitled to install and maintain the wiring between the Premises and the Satellite Antenna, in such locations as shall be approved by Landlord. Tenant shall pay all taxes, permits, fees, insurance premiums and repairs to the roof or any other part of the Building resulting from the installation and operation of the Satellite Antenna. Tenant also agrees to assure that the installation of the Satellite Antenna does not violate and governmental, state or local codes, rules and regulations. Landlord reserves the right to, at its own cost and expense, relocate the Satellite Antenna at any time, provided Landlord shall have given notice to Tenant of Landlord's intention to so relocate the Satellite Antenna, and further provided the new location allows Tenant to continue operation of the Satellite Antenna for the purposes it was installed. At the expiration or sooner temination of this Lease, the Tenant will, at its own expense, remove the Satellite Antenna and leave the portion of the Building where the Satellite Antenna and the wiring were located in good order and repair, reasonable wear and tear excepted.


WITNESSES:                                LANDLORD:

                                          PFRS YAMATO CORP.

/s/                                       BY: /s/
                                              Authorized Signatory


/s/

                                          TENANT:

                                          HYDRON TECHNOLIGIES, INC.

/s/                                       BY: /s/
                                              Vice President-Finance

/s/

                     FIRST ADDENDUM TO LEASE BETWEEN
              PFRS YAMATO CORP AND HYDRON TECHNOLOGIES, INC.

 1. Notwithstanding the provisions set forth in Section 1.01 of the Lease, Landlord shall provide Tenant with a Tenant Improvement Allowance in the amount of $118,289.00 (5,143 usable square feet x $23.00 per usable square foot), which shall be applied as a credit against monthly base rent as follows:

    a. Tenant shall receive free base rent for the first twenty-nine (29) months after the commencement date of the Lease term. On thirtieth month (30th), Tenant shall pay the monthly base rent of $3,687.40, which equals a $378.48 reduction in the monthly base rent.

    b. Tenant shall remain obligated to pay the monthly rent adjustment deposits as they become due in accordance with the terms of the Lease.

    c. Beginning the first day of the 31st month after the commencement date of the Lease term, and each month thereafter, Tenant shall pay base rent in addition to the monthly rent adjustment deposit.

 2. Tenant shall construct improvements to the Premises in accordance with the provisions of the Work Agreement, attached to the Lease as Exhibit 3. Tenant shall pay a sum not less than $118,289.00 for out of pocket costs for the improvement to the Premises. Tenant shall provide Landlord with evidence of payment of the costs of the improvements within 10 days from the receipt of a certificate of occupancy.

 3. The parties agree that the amount of Tenant's Improvement Allowance as set forth in paragraph 1 above, may be subject to change upon verification from Landlord's architect of the number of useable square feet contained in the Premises. Landlord's architect shall provide Tenant with his calculations within 10 days from receipt of the certificate of occupancy. The amount of Tenant's Improvement Allowance shall total $23.00 multiplied by each useable square foot contained in the Premises. Landlord's architects calculation of the useable square feet contained in the Premises shall be deemed conclusive for the purposes of calculating the Tenant Improvement Allowance. Tenant's free rent period as provided in paragraph 1
(a) above and Tenant's obligation for out of pocket costs as set forth in paragraph 2 above, will be adjusted accordingly.



LANDLORD:                              TENANT:
PFRS Yamato Corp.                      Hydron Technologies, Inc.

By: /s/                                By: /s/


By: /s/                                By: /s/

Its: Authorized Signatory              Its: Vice President-Finance


ATTEST:                                ATTEST:


By: /s/                                By: /s/

Its: Asset Specialist                  Its: Secretary


                             EXHIBIT "ML"

                          MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE, dated this _______ day of _______________, 19__, by and between P.F.R.S. YAMATO CORPORATION, whose address is 250 Australian Avenue South, Suite 400, West Palm Beach, Florida 33401 (Landlord) and Hydron Technologies, Inc. whose address is 941 Clint Moore Rd., Boca Raton, FL, (Tenant).

                              WITNESSETH

     Landlord hereby demises and leases unto Tenant and Tenant hereby hires and takes from Landlord, upon and subject to the covenants and agreements set forth in that certain Lease dated May 8, 1995, (the "Lease"), made between Landlord and Tenant, certain premises (Demised Premises) comprising part of the commercial real property known as Yamato Office Center, located upon the tract of land described in
Exhibit 1 attached hereto and made a part hereof, and consisting of the parcel of land, together with the building(s) erected thereon.

     Landlord and Tenant desire to record this Memorandum of Lease for the purpose of placing the public on notice of inquiry as to the specific provisions, terms, covenants and conditions of the Lease, all of which are incorporated herein by reference with the same force and effect as if herein set forth and effect as if herein set forth in full. Specifically, the Lease contains, among others, the following covenants and agreements between the parties:

     Neither Tenant nor anyone claiming by, through or under Tenant, including, without limitation, contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place mechanic's, materialmen's or other liens of any kind whatsoever upon the demised premises or upon the tract of land described on Exhibit 1, or any portion thereof; on the contrary, any such liens are specifically prohibited and shall be null and void and of no further force or effect. Notice is hereby given pursuant to Section 713.10, Florida Statutes, that the Lease contains the following provision:

The interest of the Landlord in and to the Yamato Office Center and the demised premises shall not be subject to liens for improvements made by Tenant or any agents, employees or contractors.

     This Memorandum of Lease is being recorded in lieu of recording the Lease itself for the purpose of placing the public on notice of inquiry as to the specific provisions, terms, covenants and conditions thereof, and nothing herein contained is intended to or does change, modify or affect any of the terms or provisions of the Lease or the rights, duties, obligations, easements and covenants running with the land created hereby, all of which remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have duly executed and sealed this Memorandum of Lease as of the day and year first above written.


                                 LANDLORD:

                                 P.F.R.S. YAMATO CORPORATION
                                 By: MIG REALTY ADVISORS, INC.
                                 Agent for: P.F.R.S. YAMATO
                                            CORPORATION



                                 By: ______________________________
                                 Its:     Authorized Signatory


                SIGNATURE BLOCK CONTINUED ON NEXT PAGE

                                     TENANT: HYDRON TECHNOLOGIES, INC.



                                     By:  /s/
                                     Its: Vice President-Finance



As to Tenant:

STATE OF FLORIDA
COUNTY OF PALM BEACH

     The foregoing instrument was acknowledged before me this 28th day of April, 1995, by Thomas G. Burns on behalf of the Company. The above-named individual (x) is personally known to me, or ( ) has produced the following identification ____________________________ which bears a serial or other identifying number and did (did not) take an oath.

                                     /s/
                                     NOTARY PUBLIC, State of Florida

                                     My Commission Expires: May 29, 1993

                                     Commission Number:    00 378094
                                                        ---------------
                                                If applicable

/s/ Sylvia Cohen
Print or Type Name of Notary


As to Landlord:

STATE OF FLORIDA
COUNTY OF _____________________

     The foregoing instrument was acknowledged before me this _____ day of ______________________, 19__, by _______________________ on behalf of the ___________________________________. The above-named individual ( )
is personally known to me, or ( ) has produced the following identification __________________________ which bears a serial or other identifying number and did (did not) take an oath.

                                     __________________________________
                                     NOTARY PUBLIC, State of Florida

                                     My Commission Expires:

                                     Commission Number:________________
                                                       If applicable

_____________________________
Print or Type Name of Notary



                                                   Arvida Realty Sales, Ltd.
                                                   COMMERCIAL DIVISION
                                                   7900 GLADES ROAD
                                                   P.O. BOX 100
                                                   BOCA RATON, FLORIDA 33429
                                                   TELEPHONE: (407) 479-1225
                                                   LICENSED REAL ESTATE BROKERS


                    REAL ESTATE AGENCY DISCLOSURE

SELLER/LESSOR:  PFRS YAMATO CORP.

BUYER(S)/LESSEE:  HYDRON TECHNOLOGIES, INC.

PROPERTY:   YAMATO OFFICE CENTER, 1001 Yamato Road, Boca Raton, FL

SALESPERSON:  Ingrid A. Fulmer and Andrea H. Raskin




 ARVIDA REALTY SALES, LTD. and the Salesperson (together "ARSL") hereby disclose to the Buyer/Lessee that ARSL is acting as the real estate broker, broker-salesperson with respect to the purchase or lease (as applicable) of the Property solely on behalf of Seller/Lessor as an (check one) x agent ___ employee ___ independent contractor. Accordingly, ARSL undertakes no duty of disclosure, representation or otherwise to Buyer/Lessee in this transaction.

This Disclosure is given in accordance with Rule 21V-10, 033, Florida Administrative Code.

 The undersigned acknowledges receipt of this Disclosure prior to the undersigned's execution of the contract or lease (as applicable) for the subject transaction.


---------------------------------------------
Buyer/Lessee

/s/                   Vice President-Finance
Buyer/lessee


Date:
     --------------------------------------